UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Myriad Genetics, Inc.

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MYRIAD GENETICS, INC.

October 15, 2015

Dear Stockholders,

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Myriad Genetics, Inc. (the “Annual Meeting”) to be held at 9:00 a.m. MST on Thursday, December 3, 2015, at our offices at 320 Wakara Way, Salt Lake City, Utah. Details regarding the meeting, the business to be conducted, and information about Myriad Genetics, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the Annual Meeting, two persons will be elected to our Board of Directors. We also will seek stockholder approval to amend our 2010 Employee, Director and Consultant Equity Incentive Plan and ask stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016. In addition, we will seek stockholder approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement. The Board of Directors recommends the approval of all of these proposals. Other business will be transacted that may be properly addressed during the Annual Meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders in this manner. We believe this process will facilitate the accelerated delivery of proxy materials, save costs and reduce the environmental impact of our Annual Meeting. On or about October 15, 2015, we began sending our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement for our 2015 Annual Meeting of Stockholders and our 2015 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone and how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the meeting or not, it is important that you cast your vote. You may vote over the Internet as well as by telephone. In addition, if you requested printed proxy materials, you may vote by completing, signing, dating and returning your proxy card by mail. You are urged to vote promptly in accordance with the instructions provided in the Notice of Internet Availability of Proxy Materials or on your proxy card. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you attend.

Sincerely,

Mark C. Capone

President and Chief Executive Officer

Your vote is important. Please vote as soon as possible by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by completing, signing, dating, and returning the enclosed proxy card. Instructions for your voting options are described on the Notice of Internet Availability of Proxy Materials or proxy card.

MYRIAD GENETICS, INC.

320 Wakara Way

Salt Lake City, Utah 84108

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

TIME:	9:00 a.m. MST

DATE:	Thursday, December 3, 2015

PLACE:	The offices of Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108

PURPOSES:

1.	To elect two members to the Board of Directors to serve three-year terms expiring in 2018;

2.	To approve a proposed amendment to our 2010 Employee, Director and Consultant Equity Incentive Plan;

3.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016;

4.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement; and

5.	To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were an owner of record of Myriad Genetics, Inc. common stock at the close of business on October 6, 2015. A list of stockholders of record will be available at the Annual Meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the meeting or not, please vote by following the instructions on the Notice of Internet Availability of Proxy Materials that you have previously received, which we refer to as the Notice, or in the section of this proxy statement entitled “Important Information About the Annual Meeting and Voting – How Do I Vote?” or, if you requested printed proxy materials, your proxy card. You may change or revoke your proxy at any time before it is voted.

On or about October 15, 2015, we began sending the Notice of Internet Availability of Proxy Materials to all stockholders entitled to vote at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Richard M. Marsh

Secretary

October 15, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 3, 2015

This proxy statement and our annual report to stockholders for the fiscal year ended June 30, 2015 are available for viewing, printing, and downloading at www.proxyvote.com. To view these materials, please have available your 12-digit control number(s) that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you may find a copy of our Annual Report on Form 10-K, as amended, which includes our financial statements for the fiscal year ended June 30, 2015, on the website of the Securities and Exchange Commission at www.sec.gov, or in the “Financial Reporting/SEC Filings” section of the “Investors” section of our website at www.myriad.com. You also may obtain a printed copy of our Annual Report on Form 10-K, as amended, including our financial statements from us, free of charge, by sending a written request to: Secretary, Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108. Exhibits will be provided upon written request and payment of an appropriate processing fee.

MYRIAD GENETICS, INC.

320 WAKARA WAY

SALT LAKE CITY, UTAH 84108

(801) 584-3600

PROXY STATEMENT FOR THE MYRIAD GENETICS, INC.

2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 3, 2015

This proxy statement, along with the accompanying Notice of 2015 Annual Meeting of Stockholders, contains information about the 2015 Annual Meeting of Stockholders of Myriad Genetics, Inc., including any adjournments or postponements of the annual meeting, which we refer to as the Annual Meeting. In this proxy statement, we refer to Myriad Genetics, Inc. as “Myriad,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting. On or about October 15, 2015, we began sending the Notice of Internet Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Myriad Genetics, Inc. is soliciting your proxy to vote at the Annual Meeting to be held at our offices, 320 Wakara Way, Salt Lake City, Utah, on Thursday, December 3, 2015, at 9:00 a.m. MST and any adjournments of the Annual Meeting. The proxy statement, along with the accompanying Notice of 2015 Annual Meeting of Stockholders, summarizes the purposes of the Annual Meeting and the information you need to know to vote at the meeting.

We have sent you the Notice and made this proxy statement, the Notice of 2015 Annual Meeting of Stockholders, and our annual report to stockholders for the fiscal year ended June 30, 2015 available to you on the Internet because you owned shares of Myriad Genetics, Inc. common stock on the record date. We also have delivered printed versions of these materials to certain stockholders by mail. The Company commenced distribution of the Notice and the proxy materials to stockholders on or about October 15, 2015.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice will provide instructions on how you may access and review all of the proxy materials and submit your proxy on the Internet or by telephone. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the enclosed proxy card, in addition to the other methods of voting described in this proxy statement.

Who Can Vote?

Only stockholders who owned Myriad Genetics, Inc. common stock at the close of business on October 6, 2015 are entitled to vote at the Annual Meeting. On this record date, there were 69,332,419 shares of our common stock outstanding and entitled to vote. Common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the meeting, will be voted at the meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of Myriad Genetics, Inc. common stock that you owned at the close of business on the record date, October 6, 2015, entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card, to vote by Internet or telephone.

•	By mail. If you received your proxy materials by mail, you can vote by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the board’s recommendations as noted below.

•	In person at the meeting. If you attend the Annual Meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot that will be available at the Annual Meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24-hours-a-day and will close at 11:59 p.m. EST on December 2, 2015.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the two nominees for director;

•	“FOR” the amendment to our 2010 Employee, Director and Consultant Equity Incentive Plan;

•	“FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2016; and

•	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement.

If any other matter is presented, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those described in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any of the following ways:

•	By re-voting by Internet or by telephone as instructed above;

•	If you received printed proxy materials, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	By notifying our Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	By attending the Annual Meeting and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Your most current vote, whether by telephone, Internet or proxy card, is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares Be Voted if I Do Not Vote?

If your shares are registered in your name, they will not be voted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record of your shares as described above, the holder of record has the authority to vote your unvoted shares only on Proposal 3 if it does not receive instructions from you. Therefore, we encourage you to provide voting instructions. This ensures that your shares will be voted at the Annual Meeting and in the manner you desire. When your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, it is referred to as a “broker non-vote.”

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in a street name it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement). In the past, if you held your shares in a street name and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf as it deemed appropriate. In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to the equity incentive plan and executive compensation. Thus, if you hold your shares in a street name and do not instruct your bank, broker or other nominee how to vote in the election of directors, on matters related to the equity incentive plan, or executive compensation, no votes will be cast on these proposals on your behalf.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected. Abstentions are not counted for purposes of electing directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have the authority to vote customers’ unvoted shares held by the firms in a street name on this proposal; therefore, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve the Amendment of the Myriad Genetics, Inc. 2010 Employee, Director and Consultant Equity Incentive Plan	The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to approve the amendment of the Myriad Genetics, Inc. 2010 Employee, Director and Consultant Equity Incentive Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal; therefore, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Ratify the Selection of Independent Public Accountants	The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to ratify the selection of Ernst & Young LLP as our independent public accountants. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in a street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 4: Approve, on an Advisory Basis, the Compensation of Our Named Executive Officers	The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement. Abstentions will have no effect on the result of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by such firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding the compensation of our named executive officers.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Elections and our transfer agent, American Stock Transfer and Trust, examine these documents. Management, other than the Inspector of Elections Richard Marsh, General Counsel and Secretary, will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or elsewhere.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time the Form 8-K is filed, we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to deliver proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The Annual Meeting will be held at 9:00 a.m. MST on Thursday, December 3, 2015 at the offices of Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108. When you arrive at our offices, our personnel will direct you to the appropriate meeting room. You need not attend the Annual Meeting to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge by calling their toll free number 1-800-542-1061. If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, a set of proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Myriad Genetics, Inc. stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•	If your Myriad Genetics, Inc. shares are registered in your own name, please contact Broadridge and inform them of your request by calling them at 1-800-542-1061 or writing them at Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

•	If a broker or other nominee holds your Myriad Genetics, Inc. shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to receive notices of the availability of future proxy materials by email instead of receiving a paper copy in the mail. You can choose this option and save the cost of producing and mailing these documents by following the instructions provided on your Notice or proxy card or following the instructions provided when you vote over the Internet at www.proxyvote.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 1, 2015 for (a) each stockholder that we know to be the beneficial owner of more than 5% of our common stock, (b) each of our executive officers or former executive officers named in the Summary Compensation Table of this proxy statement (the “Named Executive Officers” or “NEOs”), (c) each of our directors and director nominees, and (d) all of our current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of September 1, 2015 pursuant to the exercise of options and the vesting of restricted stock unit awards to be outstanding for the purpose of computing the percentage ownership of an individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 68,434,681 shares of common stock outstanding on September 1, 2015.

	Shares Beneficially Owned
Name and Address**	Number	Percent
5% or More Stockholders
Baillie Gifford & Co. (1)	9,659,003	14.1%
Calton Square - 1 Greenside Row
Endinburgh, Scotland EH13AN
Capital Research Global Investors (2)	8,940,702	13.1%
333 South Hope Street
Los Angeles, CA 90071
Capital World Investors (3)	8,940,000	13.1%
333 South Hope Street
Los Angeles, CA 90071
Royce & Associates LLC (4)	5,084,563	7.4%
745 5th Avenue
New York, NY 10151
The Vanguard Group (5)	4,752,636	6.9%
100 Vanguard Blvd
Malvern, PA 19355
Scopia Capital Management (6)	4,176,074	6.1%
152 W. 57th Street #33
New York, NY 10019
Iridian Asset Management LLC (7)	3,978,504	5.8%
276 Post Road West
Westport, CT 06880

Named Executive Officers
Peter D. Meldrum (8)	2,794,853	3.9%
James S. Evans (9)	889,420	1.3%
Mark C. Capone (10)	1,009,376	1.5%
R. Bryan Riggsbee (11)	7,500	*
Jerry S. Lanchbury, Ph.D. (12)	772,240	1.1%
Richard M. Marsh (13)	887,635	1.3%

Directors and Director Nominees
John T. Henderson, M.D. (14)	244,300	*
Walter Gilbert, Ph.D. (15)	90,000	*
Lawrence C. Best (16)	150,000	*
Heiner Dreismann, Ph.D. (17)	60,000	*
Dennis H. Langer, M.D., J.D. (18)	150,000	*
S. Louise Phanstiel (19)	151,000	*
All current executive officers and directors as a group (15 persons) (20)	4,191,861	5.8%

*	Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
**	Unless otherwise indicated, the address for each beneficial owner is c/o Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108.
(1)	This information is based on a Schedule 13G/A filed with the SEC on January 23, 2015 with respect to Myriad Genetics common stock. Baillie Gifford and Co beneficially owns 9,659,003 shares and has sole dispositive power for these shares and has sole voting power for 7,910,047 shares.
(2)	This information is based on a Schedule 13G/A filed with the SEC on February 13, 2015 with respect to Myriad Genetics common stock. Capital Research Global Investors beneficially owns and has sole voting power and sole dispositive power with respect to all such shares.
(3)	This information is based on a Schedule 13G/A filed with the SEC on February 13, 2015 with respect to Myriad Genetics common stock. Capital World Investors beneficially owns these shares and has sole voting power and sole dispositive power with respect to all such shares.
(4)	This information is based on a Schedule 13G/A filed with the SEC on January 15, 2015 with respect to Myriad Genetics common stock. Royce & Associates LLC beneficially owns these shares and has sole voting power and sole dispositive power with respect to all such shares.
(5)	This information is based on a Schedule 13G/A filed with the SEC on February 11, 2015 with respect to Myriad Genetics common stock. The Vanguard Group beneficially owns 4,752,636 shares and has sole dispositive power for 4,709,587 of these shares and sole voting power for 43,049 of these shares.
(6)	This information is based on a Schedule 13G filed with the SEC on February 17, 2015 with respect to Myriad Genetics common stock. Scopia Capital Management LP beneficially owns these shares and shares voting and dispositive power with respect to all such shares with Matthew Sirovich and Jeremy Mindich, who are control persons of Scopia Capital Management LP.
(7)	This information is based on a Schedule 13G filed with the SEC on January 29, 2015 with respect to Myriad Genetics common stock. Iridian Asset Management LLC beneficially owns 3,987,504 shares and shares voting and dispositive power with respect to all such shares with David L. Cohen and Harold J. Levy, who indirectly control Iridian Asset Management LLC and have the power to vote and dispose of the shares. Messrs. Cohen and Levy disclaim beneficial ownership of the shares.
(8)	Includes 2,782,915 shares of common stock subject to currently exercisable options. Mr. Meldrum retired as our President and CEO on June 30, 2015.
(9)	Includes 841,292 shares of common stock subject to currently exercisable options. Mr. Evans retired as our CFO and Treasurer on October 16, 2014.
(10)	Includes 961,108 shares of common stock subject to currently exercisable options and options exercisable and restricted stock unit awards which vest within 60 days of September 1, 2015.
(11)	Includes 7,500 shares of common stock subject to restricted stock unit awards which vest within 60 days of September 1, 2015.
(12)	Includes 753,360 shares of common stock subject to currently exercisable options and options exercisable and restricted stock unit awards which vest within 60 days of September 1, 2015.
(13)	Includes 870,354 shares of common stock subject to currently exercisable options and options exercisable and restricted stock unit awards which vest within 60 days of September 1, 2015.
(14)	Includes shares held directly by Dr. Henderson and his wife, as well as 240,000 shares of common stock subject to currently exercisable options as of September 1, 2015.
(15)	Includes 90,000 shares of common stock subject to currently exercisable options as of September 1, 2015.
(16)	Includes 150,000 shares of common stock subject to currently exercisable options as of September 1, 2015.
(17)	Includes 60,000 shares of common stock subject to currently exercisable options as of September 1, 2015.
(18)	Includes 150,000 shares of common stock subject to currently exercisable options as of September 1, 2015.
(19)	Includes 150,000 shares of common stock subject to currently exercisable options as of September 1, 2015.
(20)	See Notes 10-19 above. Also includes 652,682 shares of common stock subject to currently exercisable options and options exercisable and restricted stock unit awards which vest within 60 days of September 1, 2015 held by other current executive officers.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our Restated Certificate of Incorporation, as amended, and Restated By-Laws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. The Board of Directors currently consists of seven members, classified into three classes as follows: John T. Henderson, M.D. and S. Louise Phanstiel constitute a class with a term ending at the 2015 Annual Meeting (the “Class I Directors”); Mark C. Capone and Heiner Dreismann, Ph.D. constitute a class with a term ending at the 2016 Annual Meeting (the “Class II Directors”); and Walter Gilbert, Ph.D., Dennis H. Langer, M.D., J.D., and Lawrence C. Best constitute a class with a term ending at the 2017 Annual Meeting (the “Class III Directors”).

On September 16, 2015, our Board of Directors accepted the recommendation of the Nominating and Governance Committee and voted to nominate John T. Henderson, M.D. and S. Louise Phanstiel for election at the Annual Meeting for a term of three years until the 2018 Annual Meeting of stockholders, and until their respective successors have been elected and qualified, or until their earlier death, resignation, retirement or removal.

Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages as of September 1, 2015, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons currently hold directorships or have held directorships in the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to the Board’s conclusion at the time of the filing of this proxy statement that each person listed below should serve as a director is set forth below for each individual director.

NAME	AGE	POSITION WITH MYRIAD
John T. Henderson, M.D. (2) (3) (4)	71	Chairman of the Board of Directors
Walter Gilbert, Ph.D. (2)	83	Vice Chairman of the Board of Directors
Mark C. Capone	53	President, Chief Executive Officer, Director
Lawrence C. Best (1) (4)	66	Director
Heiner Dreismann, Ph.D. (2) (4)	62	Director
Dennis H. Langer, M.D., J.D. (1) (3)	63	Director
S. Louise Phanstiel (1) (3)	57	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Governance Committee.
(4)	Member of the Strategic Committee

The following is a brief summary of the background and business experience of each of our directors.

John T. Henderson, M.D., Chairman of the Board of Directors, has been a director of Myriad since May 2004 and Chairman of the Board since April 2005. Since December 2000, Dr. Henderson has served as a consultant to the pharmaceutical industry as President of Futurepharm LLC. Dr. Henderson currently serves on the Board of Directors of Cytokinetics, Inc. and during the past five years has served on the Board of Directors of Myrexis, Inc. Until his retirement in December 2000, he was with Pfizer for over 25 years, most recently as a Vice President in the Pfizer Pharmaceuticals Group. Dr. Henderson previously held vice presidential level positions with Pfizer in Research and Development in Europe and later in Japan. He also was Vice President, Medical for the Europe, U.S. and International Pharmaceuticals groups at Pfizer. He earned his bachelor’s and medical degrees from the University of Edinburgh and is a Fellow of the Royal College of Physicians (Ed.).

The Board of Directors has determined that Dr. Henderson should serve on the Board for the following reasons: His medical background provides the Board with expertise in developing predictive, personalized and prognostic testing services. Dr. Henderson provides the Board with business and management expertise from his senior positions at Pfizer for over 25 years, including expertise in research and development, which is critical to our development of molecular diagnostic testing services. He brings to the Board international experience as the Company implements strategies for international expansion.

Walter Gilbert, Ph.D., Vice Chairman of the Board of Directors, joined Myriad as a founding scientist and director in March 1992. Dr. Gilbert won the Nobel Prize in Chemistry in 1980 for his contributions to the development of DNA sequencing technology. He was a founder of Biogen, Inc. (now Biogen Idec Inc.) and its Chairman of the Board and Chief Executive Officer from 1981 to 1985. Dr. Gilbert has held professorships at Harvard University in the departments of Physics, Biophysics, Biology, Biochemistry and Molecular Biology, and Molecular and Cellular Biology. He is a Carl M. Loeb University Professor Emeritus at Harvard University. Dr. Gilbert founded and served on the Board of Directors of both Memory Pharmaceuticals Corp. and Paratek Pharmaceuticals, Inc. and is a General Partner of BioVentures Investors, an investment fund.

The Board of Directors has determined that Dr. Gilbert should serve on the Board for the following reasons: He provides the Board with a unique and extensive scientific background and expertise important to us in developing and commercializing molecular diagnostic products, and understanding technological developments in the industry. Dr. Gilbert provides the Board with business, managerial and financial expertise based on having founded, managed, and directed several companies in the healthcare industry.

Mark C. Capone, was appointed as the President and Chief Executive Officer, or CEO, of Myriad Genetics, Inc., and a member of the Board of Directors, effective July 1, 2015. Previously, he served as the President of Myriad Genetic Laboratories, Inc., a wholly owned subsidiary of Myriad. Mr. Capone joined the Company in October 2002, initially as Vice President of Sales until being named Chief Operating Officer in February 2006, a position he held until his promotion to President of Myriad Genetic Laboratories, Inc. in March 2010. Prior to joining Myriad, he served 17 years with Eli Lilly and Company, where he held positions as Product Development Manager, Manufacturing Plant Manager, and Area Sales Director. Mr. Capone received his B.S. degree in Chemical Engineering from Penn State University, graduating with highest distinction, his M.S. degree in Chemical Engineering from the Massachusetts Institute of Technology, and his M.S. in Management from the Massachusetts Institute of Technology.

The Board of Directors has determined that Mr. Capone should serve on the Board for the following reasons: He provides the Board with business and management expertise at a molecular diagnostic company from his 13 years of service as President, Chief Operating Officer and Vice President of Sales at Myriad Genetic Laboratories. Mr. Capone brings to the Board additional experience in product development, finance, sales, and other operational areas from his experience at Eli Lilly and Company. He also provides us with important expertise in investor relations based on his past interactions with our investor base. Additionally, Mr. Capone’s scientific, engineering and business management background and education provide important insights for the Board.

Lawrence C. Best, a director of Myriad since September 2009, is the Chairman and Founder of OXO Capital LLC, an investment firm focused on life sciences and therapeutic medical device companies, since 2007. He joined Boston Scientific Corporation in 1992 and served for 15 years as the Executive Vice President-Finance & Administration and Chief Financial Officer. Prior to joining Boston Scientific, Mr. Best was a partner in the accounting firm of Ernst & Young, where he specialized in serving multinational companies in the high technology and life sciences fields. He served a two-year fellowship at the SEC from 1979 to 1981 and a one-year term as a White House-appointed Presidential Exchange Executive in Washington, D.C. He is a founding director of the President’s Council at Massachusetts General Hospital. Within the past five years Mr. Best also has served on the Board of Directors of Haemonetics Corp, Biogen Idec, Inc. and as Executive Chairman of Valtech Cardio Ltd., a privately held medical device company based in Tel Aviv, Israel. He received a B.B.A. degree from Kent State University.

The Board of Directors has determined that Mr. Best should serve on the Board for the following reasons: He provides the Board with broad financial accounting and reporting expertise in the technology and life sciences fields. Mr. Best provides extensive financial, business, management and investment expertise from his 15 years of service as the Chief Financial Officer at Boston Scientific. He also provides the Board with substantial experience in the event of potential mergers, acquisitions and licensing opportunities.

Heiner Dreismann, Ph.D., a director of Myriad since June 2010, had a successful career at the Roche Group from 1985 to 2006 where he held several senior positions, including President and CEO of Roche Molecular Systems, Head of Global Business Development for Roche Diagnostics and member of Roche’s Global Diagnostic Executive Committee. From 2006 to 2009, Dr. Dreismann served as the CEO of Vectrant Technologies, Inc., and until 2013 was the Interim CEO for GeneNews Limited. He currently serves on the Board of Directors of GeneNews Limited, Ignyta, Inc., and PDI, Inc. During the past five years, Dr. Dreismann served on the Board of Directors of Nanogen, Inc., Med BioGene, Inc. and Shrink Nanotechnologies. He earned a M.S. degree in biology and his Ph.D. in microbiology/molecular biology (summa cum laude) from Westfaelische Wilhelms University (The University of Münster) in Germany.

The Board of Directors has determined that Dr. Dreismann should serve on the Board for the following reasons: he provides the Board with important business and managerial expertise from his more than 20 years at Roche, including specific expertise in developing and commercially launching diagnostic products. Furthermore, Dr. Dreismann has extensive experience in international markets, specifically in Europe, which is important as we seek to expand internationally. His scientific background and expertise also enable him to provide the Board with technical advice on product research and development. Dr. Dreismann has a diversified background in managing and serving as a director of several companies in the healthcare industry.

Dennis H. Langer, M.D., J.D., has been a director of Myriad since May 2004. From January 2013 to July 2014 he served as Chairman and Chief Executive Officer of AdvanDx, Inc. From August 2005 to May 2010, Dr. Langer served as Managing Partner of Phoenix IP Ventures, LLC. From January 2004 to July 2005, he was President, North America for Dr. Reddy’s Laboratories, Inc. From September 1994 until January 2004, Dr. Langer held several high-level positions at GlaxoSmithKline, and its predecessor, SmithKline Beecham, including most recently as a Senior Vice President of Research and Development. He has a broad base of experience in innovative R&D companies such as Eli Lilly, Abbott and Searle. He is also a clinical professor at the Department of Psychiatry, Georgetown University School of Medicine. Dr. Langer received a J.D. (cum laude) from Harvard Law School, an M.D. from Georgetown University School of Medicine, and a B.A. in Biology from Columbia University. He currently serves on the Board of Directors of Delcath Systems, Inc., and Dicerna Pharmaceuticals, Inc. During the past five years, Dr. Langer served on the Boards of Myrexis, Inc., and Auxilium Pharmaceuticals, Inc.

The Board of Directors has determined that Dr. Langer should serve on the Board for the following reasons: His medical background provides the Board with expertise on developing predictive, personalized, and prognostic testing products. Dr. Langer provides the Board with business and management expertise from senior positions at several major pharmaceutical companies, including expertise in research and development, which is critical to our development of molecular diagnostic testing services. He brings international experience as we implement strategies for global expansion. Dr. Langer has a diversified background in managing and serving as a director of several companies in the healthcare industry.

S. Louise Phanstiel, a director of Myriad since September 2009, held several important positions at WellPoint, Inc. from 1996 to 2007, including as President, Specialty Products (2003 to 2007), Senior Vice President, Chief of Staff and Corporate Planning in the Office of the Chairman (2000 to 2003), and Senior Vice President, Chief Accounting Officer, Controller, and Chief Financial Officer for all WellPoint, Inc. subsidiaries, including Blue Cross of California (1996 to 2000). Previously, Ms. Phanstiel was a partner at the international services firm of Coopers & Lybrand where she served clients in life and property/casualty insurance, high technology, and higher education. She currently serves on the Board of Directors of Verastem, Inc. and the Stony Brook Foundation. Ms. Phanstiel received a B.A. degree in Accounting from Golden Gate University and is a Certified Public Accountant.

The Board of Directors has determined that Ms. Phanstiel should serve on the Board for the following reasons: She provides the Board with important expertise on the medical insurance industry based on her extensive experience in several senior positions at WellPoint and Blue Cross of California. This expertise is critical as we rely on third-party reimbursement for our molecular diagnostic services. Ms. Phanstiel also provides the Board with financial accounting and reporting expertise from her work at Coopers & Lybrand and as a Certified Public Accountant. In addition, she provides the Board with financial and investment expertise, as well as management expertise, resulting from managing and serving as a director of publicly-traded companies.

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Myriad, either directly or indirectly. Based on this review, the Board has determined that the following members of the Board are “independent directors” as defined by The NASDAQ Stock Market LLC: Mr. Best, Dr. Dreismann, Dr. Gilbert, Dr. Henderson, Dr. Langer, and Ms. Phanstiel.

Leadership Structure of the Board

The Board does not have a policy regarding the separation of the roles of Chairman of the Board and Chief Executive Officer because the Board believes that it is in our best interests to make that determination based on the position and direction of the Company and the membership of the Board. However, at this time, and since our inception, the Board has determined that having an independent director serve as Chairman of the Board is in the best interests of our stockholders. Thus, the roles of Chairman of the Board and Chief Executive Officer are separated. This structure ensures a greater role for the independent directors in the oversight of the Company and their active participation in setting agendas and establishing Board policies, priorities and procedures. This structure also allows the Chief Executive Officer to focus on the management of our day-to-day operations.

Board’s Role in the Oversight of Risk Management

The Board has an active role, directly and through its committees, in the oversight of our risk management efforts. The Board carries out this oversight role through several levels of review. It regularly reviews and discusses with members of management information regarding the management of risks inherent in the operations of our businesses and the implementation of our strategic plan, including our risk mitigation efforts.

Each of the Board’s committees also oversees the management of risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls and cash investment risks. The Nominating and Governance Committee oversees our compliance policies, Code of Conduct, conflicts of interest, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner the Board is able to coordinate its risk oversight.

Board’s Consideration of Diversity

The Board and Nominating and Governance Committee do not have a formal policy with respect to the consideration of diversity in identifying nominees for director positions. However, the Board and Nominating and Governance Committee strive to nominate individuals with a variety of diverse backgrounds, skills, qualifications, attributes and experience such that the Board, as a group, will possess the appropriate expertise, talent and skills to fulfill its responsibilities to manage the Company in the long-term interests of the stockholders.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended June 30, 2015, or fiscal 2015, there were five meetings of the Board of Directors, and the various committees of the Board met a total of 13 times. No director attended fewer than 75 percent of the total number of meetings and of committees of the Board on which he or she served during fiscal 2015. The Board has adopted a policy under which each member is encouraged, but not required to attend each Annual Meeting of Stockholders. At the time of our 2014 Annual Meeting, we had seven board members, and all seven attended the meeting in person.

Audit Committee. Our Audit Committee met four times during fiscal 2015. This committee currently has three members: Ms. Phanstiel (chair), Mr. Best, and Dr. Langer. The Audit Committee’s roles and responsibilities are set forth in its written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements; considers matters relating to accounting policy and internal controls; reviews the scope of annual audits; and monitors our processes for complying with laws, regulations and our Code of Conduct. Our Board of Directors has determined that all members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by The NASDAQ Stock Market LLC, as such standards apply specifically to members of audit committees. The Board has determined that Ms. Phanstiel is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act. A copy of the Audit Committee’s written charter is publicly available on the Investors – Understanding Myriad/Corporate Governance section of our website at www.myriad.com.

Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

Compensation Committee. Our Compensation Committee met five times during fiscal 2015. This committee currently has three members: Dr. Dreismann (chair), Dr. Gilbert, and Dr. Henderson. The Compensation Committee’s role and responsibilities are set forth in its written charter and include reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee also is responsible for evaluating and determining the compensation of our President and Chief Executive Officer, and conducts its decision making process with respect to that issue without the President and Chief Executive Officer present. The Board has determined that all members of the Compensation Committee qualify as independent under the definition promulgated by The NASDAQ Stock Market LLC.

The Compensation Committee is charged with establishing a compensation policy for our executives and directors that is designed to attract and retain the best possible executive talent, to motivate them to achieve corporate objectives, and reward them for superior performance. Our Compensation Committee is also responsible for establishing and administering our executive compensation policies and equity compensation plans. The Compensation Committee meets at least two times per year and more often as necessary to review and make decisions with regard to executive compensation matters. As part of its review of these matters, the Compensation Committee may delegate any of the powers given to it to a subcommittee. A copy of the Compensation Committee’s written charter is publicly available on the Investors – Understanding Myriad/Corporate Governance section of our website at www.myriad.com.

Further discussion of the process and procedures for considering and determining executive compensation, including the role that our executive officers play in determining compensation for other executive officers is included below in the section entitled “Executive Compensation – Compensation Discussion and Analysis.” The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its duties. In fiscal 2015, the Compensation Committee retained Mercer (US), Inc. (“Mercer”) to update our peer group of companies and provide competitive market data on the salaries and short-term and long-term incentive compensation of executive officers at comparable companies within our industry.

Mercer also was engaged to provide the Compensation Committee an analysis of, and recommendations for, annual salary compensation for fiscal 2016, short-term incentive compensation for fiscal 2015, and long-term incentive compensation for the President and CEO and other executive officers. Mercer performs services solely on behalf of the Compensation Committee and has no relationship with Myriad or its management except as may relate to performing such services. The Compensation Committee has assessed the independence of Mercer pursuant to SEC rules and the corporate governance rules of The NASDAQ Stock Market LLC and concluded that no conflict of interest exists that would prevent Mercer from independently representing the Compensation Committee.

Please also see the report of the Compensation Committee set forth elsewhere in this proxy statement.

Nominating and Governance Committee. Our Nominating and Governance Committee met two times during fiscal 2015. This committee currently has three members: Dr. Langer (chair), Dr. Henderson, and Ms. Phanstiel. This committee’s role and responsibilities are set forth in the Nominating and Governance Committee’s written charter and include evaluating and making recommendations to the full Board as to the size and composition of the Board and its committees, identifying and evaluating potential candidates and recommending the director nominees for election, developing and recommending corporate governance guidelines applicable to us, and reviewing and approving potential or actual conflicts of interest between our executive officers or members of the Board. The committee also oversees the annual Board performance evaluations, which may be submitted anonymously at the discretion of the director concerned, as well as our policy on plurality voting for director elections, which is described in “Proposal 1 – Election of Directors” of this proxy statement. The Board of Directors has determined that all members of the Nominating and Governance Committee qualify as independent under the definition promulgated by The NASDAQ Stock Market LLC.

If a stockholder wishes to nominate a candidate for director who is not included in our proxy statement, the stockholder must follow the procedures described in our Restated By-Laws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement.

In addition, under our current corporate governance policies, the Nominating and Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third-party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment; business and professional skills and experience; independence, knowledge of the industry in which we operate, possible conflicts of interest, the extent to which the candidate would fill a present need on the Board; and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to propose a candidate for consideration by the Nominating and Governance Committee under our corporate governance policies, for each annual meeting, the Committee will consider only one recommended nominee from any stockholder or group of affiliated stockholders, and such recommending stockholder or group must have held at least 5 percent of common stock for at least one year. All stockholder recommendations for proposed director nominees must be made in writing to the Nominating and Governance Committee, care of Myriad’s Secretary at 320 Wakara Way, Salt Lake City, Utah 84108, and must be received no later than 120 days prior to the first anniversary of the date of the proxy statement for the previous year’s Annual Meeting. The recommendation must be accompanied by the following information concerning the recommending stockholder:

•	The name, address and telephone number of the recommending stockholder;

•	The number of shares of our common stock owned by the recommending stockholder and the time period for which such shares have been held;

•	If the recommending stockholder is not a stockholder of record, a statement from the record holder verifying the holdings of the recommending stockholder and a statement from the recommending stockholder of the length of time such shares have been held (alternatively, the recommending stockholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the SEC, together with a statement of the length of time that the shares have been held); and

•	A statement from the recommending stockholder as to the good faith intention to continue to hold such shares through the date of the next annual meeting.

The recommendation must also be accompanied by the following information concerning the proposed nominee:

•	The information required by Items 401, 403 and 404 of Regulation S-K under the Securities Act;

•	A description of all relationships between the proposed nominee and the recommending stockholder, including any agreements or understandings regarding the nomination;

•	A description of all relationships between the proposed nominee and any of our competitors, customers, suppliers, labor unions or other persons with special interests regarding the Company; and

•	The contact information for the proposed nominee.

The recommending stockholder must also furnish a statement supporting a view that the proposed nominee possesses the minimum qualifications as set forth below for director nominees and describing the contributions that the proposed nominee would be expected to make to the Board and to the governance of Myriad and must state whether, in the stockholder’s view, the proposed nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of Myriad. The recommendation must also be accompanied by the written consent of the proposed nominee (i) to be considered by the Nominating and Governance Committee and interviewed if the Nominating and Governance Committee chooses to do so in its discretion, and (ii) if nominated and elected, to serve as a director.

For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, including the following threshold criteria:

•	Candidates should possess the highest personal and professional standards of integrity and ethical values;

•	Candidates must be committed to promoting and enhancing the long-term value of Myriad for its stockholders;

•	Candidates must be able to represent fairly and equally all stockholders without favoring or advancing any particular stockholder or other constituency of Myriad;

•	Candidates must have demonstrated achievements in one or more fields of business, professional, governmental, community, scientific or educational endeavor, and possess mature and objective business judgment and expertise;

•	Candidates are expected to have sound judgment, derived from management or policy making experience that demonstrates an ability to function effectively in an oversight role;

•	Candidates must have a general appreciation regarding major issues facing public companies of a size and operational scope similar to Myriad, including governance concerns, regulatory obligations, strategic business planning, competition and basic concepts of accounting and finance; and

•	Candidates must have, and be prepared to devote, adequate time to the Board of Directors and its committees.

In addition, the Nominating and Governance Committee will take into account the extent to which the candidate would fill a present need on the Board, including the extent to which a candidate meets the independence and experience standards promulgated by the SEC and by The NASDAQ Stock Market LLC.

A copy of the Nominating and Governance Committee’s written charter is publicly available on the Investors – Understanding Myriad/Corporate Governance section of our website at www.myriad.com.

The descriptions of our corporate governance policies contained in this proxy statement are qualified in their entirety and subject to the terms of such policies as modified by the Board of Directors from time to time. The following corporate governance documents are publicly available on the Investors – Understanding Myriad/Corporate Governance section of our website at www.myriad.com:

•	Policy on Annual Shareholder Meeting Attendance by Directors;

•	Policy on Security Holder Communications with Directors;

•	Policy on Security Holder Recommendation of Candidates for Election as Directors;

•	Procedures for Security Holders Submitting Nominating Recommendations;

•	Policy Regarding Qualifications of Directors;

•	Policy For Handling Complaints Regarding Accounting and Auditing Matters and Code of Conduct Matters;

•	Policy on Plurality Vote for Director Elections;

•	Policy on Limiting Service on Public Company Boards;

•	Policy on New Director Orientation;

•	Policy on Continuing Education for the Board;

•	Policy on Related Person Transactions;

•	Director and Officer Stock Ownership Guidelines;

•	Equity Award Holding Requirements for Named Executive Officers;

•	Corporate Governance Principles;

•	Corporate Code of Conduct and Ethics;

•	Policy on Cash Incentive Repayment;

•	Nominating and Governance Committee Charter;

•	Audit Committee Charter;

•	Compensation Committee Charter; and

•	Strategic Committee Charter.

Strategic Committee. Our Strategic Committee met two times during fiscal 2015. This committee currently has three members: Dr. Henderson (chair), Mr. Best and Dr. Dreismann. The committee’s roles and responsibilities are set forth in the Strategic Committee’s written charter and include advising and consulting with senior management on a broad range of strategic initiatives and making recommendations to the Board regarding such opportunities. A copy of the Strategic Committee’s written charter is publicly available on the Investors – Understanding Myriad/Corporate Governance section of our website at www.myriad.com.

Compensation Committee Interlocks and Insider Participation. Our Compensation Committee currently has three members: Dr. Dreismann (Chair), Dr. Gilbert, and Dr. Henderson. No member of our Compensation Committee has at any time been an employee of the Company. None of our executive officers is a member of the Compensation Committee, nor do any of our executive officers serve as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of directors or Compensation Committee.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (801) 584-1143. However, any stockholder who wishes to address questions regarding our business directly with the Board of Directors, or any individual director, should send his or her questions in writing to the Chairman of the Board or a designated member of the Board at 320 Wakara Way, Salt Lake City, Utah 84108. Communications will be distributed to the Board, to the Nominating and Governance Committee, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	Junk mail and mass mailings;

•	Resumes and other forms of job inquiry;

•	Surveys; and

•	Solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is excluded will be made available to any outside director upon request.

Executive Officers

The following table sets forth the name, age (as of September 1, 2015) and position of each of our current executive officers:

Name	Age	Position
Mark C. Capone	53	President and Chief Executive Officer and Director
Alexander Ford	48	President, Myriad Genetic Laboratories, Inc.
Gary A. King	59	Executive Vice President, International Operations
Jerry S. Lanchbury, Ph.D.	56	Chief Scientific Officer
Richard M. Marsh, Esq.	57	Executive Vice President, General Counsel and Secretary
Ralph L. McDade, Ph.D.	60	President, Myriad RBM, Inc.
R. Bryan Riggsbee	44	Chief Financial Officer and Treasurer
Bernard F. Tobin	58	President, Crescendo Bioscience, Inc.
Richard J. Wenstrup, M.D.	63	Chief Medical Officer

Mark C. Capone. Please see biography above under “Management and Corporate Governance – The Board of Directors.”

Alexander Ford, was appointed as the President of Myriad Genetic Laboratories, Inc. (“MGL”), a wholly owned subsidiary of Myriad, effective July 1, 2015. Mr. Ford joined Myriad in June 2010. Before being named to his current position, he served as the Chief Commercial Officer of MGL. Prior to joining Myriad, Mr. Ford held leadership positions at Novartis, Sanofi-Aventis, Nektar Therapeutics and Pfizer in the areas of Marketing Research, Product Marketing, Managed Care, Sales and Business Development. He has more than 25 years of experience in the pharmaceutical and biotechnology industries. Mr. Ford received his B.A. degree in Communications from the University of North Carolina, Wilmington and his M.A. degree from New York University. He was a founding board member for BioUtah and was voted Sales Executive of the Year by the Utah Technology Council in 2012.

Gary A. King, Executive Vice President, International Operations, joined us in July 2010. Mr. King has been employed in the life sciences industry for more than 25 years. From June 2008 to June 2010, he was the Chief Executive Officer of AverDx Incorporated, an international biotechnology company that develops novel biomarker diagnostics for critical diseases. From June 2002 to February 2008, he served as Vice President, International Operations at Biosite Incorporated, a developer of diagnostic products and antibody development technologies where he spent six years building and leading all of the company’s commercial activities outside the United States. Mr. King received his B.A. degree in Zoology from Pomona College and a M.B.A. degree from Stanford University.

Jerry S. Lanchbury, Ph.D., Chief Scientific Officer, joined the Company in September 2002 as Senior Vice President of Research. In July 2005 he was appointed Executive Vice President of Research, a position he held until he was named to his current position in February 2010. Dr. Lanchbury came to us from GKT School of Medicine, King’s College where he had served as Reader in Molecular Immunogenetics and Head of Molecular Immunogenetics Unit since 1997. Dr. Lanchbury earned his Ph.D. from the University of Newcastle upon Tyne and 1st Class Honours, B.Sc. “Biology of Man & his Environment” degree from the University of Aston.

Richard M. Marsh, Esq., Executive Vice President, General Counsel and Secretary, joined Myriad in November 2002. He previously served as Director of Intellectual Property (2001-2002), Acting General Counsel and Secretary (2000-2001), and Director of Commercial Legal Affairs (1998-2000) for Iomega Corporation. Mr. Marsh served as a partner with the law firm of Parsons, Behle & Latimer in Salt Lake City from 1989 to 1998. He received an LL.M. degree in Taxation from Georgetown University Law Center, a J.D. degree, magna cum laude, from Thomas M. Cooley Law School, and a B.S. degree in accounting from Brigham Young University, and was formerly a Certified Public Accountant.

Ralph L. McDade, Ph.D., President of Myriad RBM, Inc., has served in his current role since January 2014. Previously, he served as Chief Operating Officer of Myriad RBM, which Myriad acquired in May 2011. Dr. McDade was formerly Strategic Development Officer for Myriad RBM and was in that position since the company’s inception in 2002. Prior to joining Myriad RBM, he was Chief Scientific Officer for Luminex Corporation from 1996 to 2002, where he was closely involved with the development of xMAP technology. In addition, during this period, Dr. McDade was instrumental in securing technology licensing agreements with over 20 strategic partners. He received his Ph.D. in Microbiology from the University of Texas Southwestern Medical School in 1980. Following postdoctoral training at The University of Connecticut Medical Center in Farmington, he held faculty positions at the Rockefeller University in New York and at Louisiana State University School of Medicine in New Orleans.

R. Bryan Riggsbee, Chief Financial Officer and Treasurer, joined us in October 2014. He previously served 10 years with Laboratory Corporation of America (LabCorp) where his most recent position was as Senior Vice President of Corporate Finance with responsibility for the financial planning and analysis and treasury functions. Prior to LabCorp, Mr. Riggsbee served in various finance roles with General Electric and began his career in the audit division of KPMG. He received a B.A. in Accounting from North Carolina State University, a B.A. in political science from the University of North Carolina at Chapel Hill and an M.B.A. from Northwestern University. Mr. Riggsbee is a Certified Public Accountant licensed in the State of North Carolina.

Bernard F. Tobin, President of Crescendo Bioscience, Inc., has served in that role since January 2015. He previously held several senior positions at Amgen over the course of 8 years, including Executive Director of National Accounts, General Manager of both the Netherlands and Brazil, and Global Head of Commercial Excellence. In addition, he led the global integration of business development acquisition in more than 100 countries. Prior to that, Mr. Tobin held a variety of leadership roles in the commercial organization at Eli Lilly and Co. over the course of 16 years. He received his B.S. degree in public service and administration from Iowa State University and his M.B.A from the Fuqua School of Business, Duke University.

Richard J. Wenstrup, M.D., Chief Medical Officer, joined Myriad in 2006 as Chief Medical Officer for Myriad Genetic Laboratories, Inc. where he led the Clinical Affairs and Corporate Medical Services Departments. Prior to joining Myriad, he was internationally recognized for his academic research in heritable disorders of connective tissue and the skeleton and served as a tenured professor of Pediatrics (Human Genetics)

at Cincinnati Children’s Hospital and professor of Biomedical Engineering at the University of Cincinnati. Dr. Wenstrup has published more than 100 peer-reviewed papers on human and mouse genetics. He served as past President of the Medical Advisory Board of the Ehlers-Danlos National Foundation and at the Osteogenesis Imperfecta Foundation (OIF) and as Chair of the Scientific Advisory Board of the OIF. He currently is a member of the Scientific Advisory Board of the Marfan Foundation. Dr. Wenstrup received his medical degree from the University of Cincinnati College of Medicine and completed a pediatrics residency at the University of Minnesota Hospital and a fellowship in medical genetics at the University of Washington.

We have employment agreements with all of our executive officers. The employment agreements for each of our named executive officers are described elsewhere in the proxy statement under the caption “Executive Compensation – Narrative Disclosure to Summary Compensation Table and 2015 Fiscal Year Grants of Plan-Based Awards Table.”

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Overview

We are a leading molecular diagnostic company, with the goal of providing physicians and their patients with critical information to guide healthcare management. Our goal is to manage our business to maximize the value we provide through our services, making the Company more successful and valuable, and hence maximizing our long-term stockholder value. Our compensation programs are designed to support these goals, with the primary objectives of attracting and retaining executive talent, motivating our executive officers through pay-for-performance metrics to enhance our growth and profitability, and increasing long-term stockholder value.

The four principal components of our compensation program for executive officers are:

•	Annual salary;

•	Short-term incentive compensation in the form of an annual cash incentive bonus;

•	Long-term incentive compensation in the form of a three-year cash incentive bonus; and

•	Long-term incentive compensation in the form of restricted stock units or RSUs, with performance- based milestones applicable to our NEOs, which must be achieved before the awards commence time-based vesting.

We believe that these compensation components provide the appropriate balance of short-term and long-term compensation and incentives to our executives to drive our performance, success and long-term growth. As indicated in the charts below, our pay mix largely follows that of our peers, with the majority of our compensation in the form of long-term incentive compensation.

Peer Pay Mix data is a composite of our peer group and published survey data.

Our compensation program seeks to align compensation with Company performance, and hence reward our executive officers for their contribution to our growth, profitability and increased stockholder value through the recognition of individual leadership, initiatives, achievements and other contributions. Each year our Compensation Committee approves Management Business Objectives (“MBOs”) for each executive officer that consist of (i) pre-established financial performance targets for the Company such as revenue and net income (“Company Financial MBOs”), and (ii) individual objectives tailored to each executive (“Individual MBOs”). The Compensation Committee reviews the achievement of these MBOs in determining compensation to be paid to our executive officers. The Compensation Committee believes that the MBOs are based on an appropriate mix of financial performance targets and individual objectives that provide appropriate pay-for-performance metrics to incentivize executive officers to increase our profitability, success and long-term stockholder value.

Fiscal Year 2015 Performance

Fiscal 2015 was a transition year as we completed our second fiscal year with a number of laboratories conducting competitive hereditary cancer testing. Despite this market dynamic, after two years of competition in the market, we believe that we currently hold approximately 90 percent market share, and we were able to achieve a 6 percent compound annual growth rate (“CAGR”) for hereditary cancer revenues over the past two years. While we experienced declines in our year-over-year revenues in fiscal 2015, our revenues in fiscal 2014 benefited from a substantial one-time celebrity publicity affect. During fiscal 2015, we accomplished many of our strategic objectives that we believe positioned the Company for long-term growth. We made substantial progress on our three strategic imperatives to: i) transition and expand our hereditary cancer testing business, ii) diversify our product portfolio, and iii) increase our international contribution. Additionally, we accomplished a strong finish in the fourth quarter for fiscal 2015, in which we achieved quarterly sequential growth in hereditary cancer testing revenues that we believe will give us important momentum to achieve our financial goals for fiscal 2016, including returning to positive year-over-year growth rates for revenue and net income.

For fiscal 2015, revenue decreased 7 percent year-over-year to $723.1 million. Adjusted for the celebrity publicity impact of an estimated $55 million in revenue for fiscal 2014, year-over-year revenue would have been essentially flat. This also impacted net income which decreased 54 percent to $80.2 million for fiscal 2015, and adjusted net income, excluding certain non-cash charges, which was $108.0 million, a decrease of 43 percent over the same period in the prior year. Diluted earnings per share (“EPS”) were $1.08 for fiscal 2015, a decrease of 52 percent over diluted EPS for fiscal 2014, and excluding certain non-cash one-time charges, adjusted diluted EPS was $1.45, a decrease of 40 percent over the same period in the prior year. We continued generating strong cash flows from operations and in fiscal 2015 generated $140.5 million in operating cash flow. We ended the year with $185.4 million in cash, cash equivalents, and marketable investment securities and plan to continue to exercise a balanced approach to capital deployment, including investing for future growth, business development activities and returning cash to stockholders. An explanation of the adjustments to our GAAP financial measures used in this proxy and a reconciliation of the adjusted financial measures to the comparable GAAP financial measures are included in Appendix A to this proxy statement.

Focusing on returning cash to our stockholders, during fiscal 2015, we repurchased over six million shares of our common stock for $210.6 million at a weighted average price of $34.84 per share. Since fiscal 2010, we have purchased over 41.5 million shares of our common stock under our stock repurchase program for $1.045 billion at a weighted average price of $25.18 per share. With a closing stock price of $33.99 on June 30, 2015, the last day of our fiscal 2015, we have provided a significant return of value to our stockholders through our stock repurchase program.

Focusing on our longer-term growth, over the past five years, we have accomplished a 10 percent CAGR for revenues.

Over the past three years, we experienced a 13 percent annual stockholder return in our stock price versus a 19 percent return for the NASDAQ composite index. Over the past five years, we experienced an 18 percent annual stockholder return on our stock price versus a 19 percent return for the NASDAQ composite index.

In addition to our financial results during fiscal 2015, we also achieved the following progress on our three strategic imperatives:

Transition and Expansion of the Hereditary Cancer Testing Market

•	Maintained an estimated 90 percent share of the hereditary cancer testing market;

•	Achieved a 6 percent CAGR for hereditary cancer revenues over the past two fiscal years;

•	Achieved a 72 percent conversion to our newer myRisk Hereditary Cancer test from our legacy tests, compared to 30 percent at the beginning of the fiscal year; and

•	Increased revenues for myRisk Hereditary Cancer to $321 million, a 506 percent increase over the prior fiscal year.

Diversification of the Portfolio

•	Achieved the following increases in testing volumes compared to the prior fiscal year

i.	63 percent increase in Prolaris volume with a final Medicare coverage determination;

ii.	25 percent increase in Vectra DA testing volume;

iii.	119 percent increase in myPath Melanoma testing volume;

iv.	205 percent increase in myPlan Lung testing volume;

•	Achieved a 40 percent increase in ovarian cancer testing from BRACAnalysis CDx in the second half of fiscal 2015 compared to the first half of the year, after receiving the first-ever FDA approval for a laboratory developed test as a companion diagnostic;

•	Signed multiple companion diagnostic development collaborations for PARP inhibitors;

•	Initiated development of two new products for bipolar and pancreatic cancer indications; and

•	Published or presented 140 publications on product portfolio.

Increase International Contribution

•	72 percent increase in international revenues (excluding the acquisition of our German clinic); and

•	Completed acquisition of our German healthcare clinic to gain better access to healthcare reimbursement there.

Performance Pay for Fiscal Year 2015

To reflect our pay for performance philosophy, based on the Company’s performance for fiscal year 2015, our Compensation Committee reduced our Named Executive Officers’ (“NEOs”) fiscal year 2015 annual cash incentive bonus award by 26 percent from the target bonus award amount. (Mr. Riggsbee’s annual cash incentive bonus award was only reduced by 10 percent due to his partial employment year.) Compared to the prior fiscal year, the annual cash incentive bonuses awarded in fiscal year 2015 were significantly reduced as shown in the table below. In addition, for fiscal year 2015, the Compensation Committee awarded only 48 percent of the three-year cash incentive bonus award target amount established in fiscal year 2013 based on fiscal year 2015 results.

	Annual Cash Incentive Bonus Awards
	FY 2014	FY 2015	Percent Reduction
Peter D. Meldrum	$1,293,500	$762,200	41%
Mark C. Capone	$552,000	$333,000	40%
James S. Evans	$340,000	Retired	NA
Jerry S. Lanchbury	$282,000	$173,900	38%
Richard M. Marsh	$276,000	$173,900	37%
R. Bryan Riggsbee	NA	$119,531 (partial year)	NA

Similarly, the shares awarded from our RSU grants made to our NEOs in fiscal year 2015 were reduced by approximately 10 percent from the target award amount based on our accomplishment of only 90 percent of the predetermined revenue performance target set for these RSU awards.

Compensation Pay Changes for Fiscal Year 2016

As a result of the retirement of Peter D. Meldrum, after 24 years of service as our President and CEO, and James S. Evans, after serving 20 years at the Company, most recently as our CFO and Treasurer, we have appointed Mark C. Capone as President and CEO and R. Bryan Riggsbee as CFO and Treasurer. With this change, for fiscal year 2016, we have dramatically reduced the compensation paid to our President and CEO and CFO and Treasurer. For example, for fiscal year 2016, there will be a 49 percent reduction in the annual salary, target annual cash incentive bonus and value of long-term equity incentive compensation awarded to our President and CEO. For our CFO and Treasurer, there will be a 27 percent reduction in the annual salary, target annual cash incentive bonus and value of long-term equity incentive compensation awarded.

*	Assumes share price of $38 per share

Similarly, when the Compensation Committee met in September 2015 to award our executive officers’ fiscal year 2016 long-term equity compensation in the form of RSUs, the Committee determined to reduce the number of RSUs awarded to our executive officers by 25 percent to reflect the level of achievement of our financial performance for fiscal 2015 and to better align equity and total compensation with market benchmarks. Additionally, we continued to make equity incentive compensation grants in the form of RSUs to our NEOs subject to the accomplishment of a predetermined revenue target to be based on fiscal year 2016 financial performance.

Finally, as further evidence of our pay for performance practices, we continued to establish a three-year cash incentive bonus based on predetermined revenue and EBITDA targets and thresholds that must be met in fiscal 2018 which reflect double digit annual growth goals.

Say-on-Pay Results

At our last annual meeting of stockholders in December 2014, we held a stockholder advisory vote on the compensation of our NEOs. This is generally referred to as a “Say-on-Pay” vote. ISS and Glass Lewis recommended approval of our Say-on-Pay vote. Our stockholders approved the compensation of our NEOs with 69.8 percent of stockholder votes cast in favor of our Say-on-Pay resolution for fiscal 2014. The approval percentage was an improvement over the 62.25 percent approval on Say-on Pay from the prior year. Again, we reached out to our stockholders to identify and understand concerns they may have about our executive compensation with the goal of improving on our approval percentage rate. Additionally, we reviewed the comments made by ISS and Glass Lewis with respect to our executive compensation. Our stockholders made various comments and recommendations with respect to our executive compensation program including the following:

•	Significant support for switching from granting stock options to restricted stock units, with residual concern over the level and dilutive effect of equity incentive compensation;

•	The high burn rate for equity grants;

•	The level of CEO pay being at the 75th percentile of our peer group;

•	The composition of our peer group;

•	The inclusion of a tax gross-up provision in executive retention agreements triggered in connection with a change in control by Section 280G and Section 4999 of the Code; and

•	The inclusion of a minimum holding period for RSUs granted to NEOs.

Changes To Our Pay Practices and Philosophy

In response to the concerns expressed by our stockholders, we are making the following changes, or continuing prior responsive practices, to our executive compensation program:

•	Employees, executive officers and directors will continue to be awarded restricted stock units in lieu of stock options for equity incentive compensation to continue to reduce the dilutive impact of equity awards on our shareholders;

•	The number of restricted stock units awarded in September 2015 were reduced by approximately 25 percent from the prior fiscal year levels to better align equity and total compensation with market benchmarks and to further reduce the dilutive impact of long term equity compensation to stockholders;

•	The fiscal 2016 reduction in the number of restricted stock unit awarded will reduce our dilution rate to 1.1 percent, a 28 percent reduction from the prior fiscal year and a 70 percent reduction from fiscal 2014;

•	Commencing with the restricted stock units awarded in September 2015, the period required for full vesting of restricted stock units shall be greater than four years;

•	Restricted stock units awarded to our NEOs will continue to be granted subject to a predetermined, objective, formula-based, financial performance metric in accordance with our 2013 Executive Incentive Plan previously approved by our stockholders, which permits certain compensation to be tax deductible for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”);

•	Restricted stock units awarded to our CFO and Treasurer will also be subject to the same predetermined, objective, formula-based financial performance metric even though our CFO and Treasurer’s compensation is not subject to the restrictions on deductibility under Section 162(m) of the Code;

•	The fiscal year 2016 total target compensation for our President and CEO and CFO and Treasurer have been reduced by approximately 49 percent and 27 percent, respectively, from fiscal 2015 compensation levels;

•	Our peer group has been further adjusted to more closely align with the ISS peer group (11 of the 15 companies in our peer group are from last year’s ISS peer group);

•	We have amended our executive officer retention agreements to eliminate the Company’s obligation to pay any tax gross-up amount in the event that any of the payments made under the agreement in connection with a change in control are subject to excise tax under Section 4999 of the Code; and

•	We have added a one-year holding requirement on our shares issued following the vesting of restricted stock units awarded to our NEOs.

Pay Practices

Previously, we adopted other practices that reflect the high standards our Compensation Committee seeks to attain for our compensation philosophy and pay practices, such as:

•	Stock ownership guidelines for our directors and executive officers subject to Section 16 reporting;

•	Capping the annual cash bonus an executive officer may receive at 130 percent of his or her target bonus percentage amount;

•	Prohibiting hedging the economic risk of holding our stock, including trading in our stock on a short-term basis, short sales of our stock and similar transactions, for which waivers are not granted;

•	Prohibiting the pledge or use of our stock to secure a margin or other loan, for which waivers are not granted;

•	Prohibiting the Company’s repurchase of underwater stock options under our 2010 Employee, Director and Consultant Equity Incentive Plan, as amended, (the “2010 Plan”);

•	Prohibiting the repricing of stock options and other awards under our 2010 Plan without stockholder approval;

•	Prohibiting the grant of in-the-money stock options under our 2010 Plan;

•	Reducing the term under which stock options may be exercised under our 2010 Plan from 10 to eight years (this reduction in the term of an option reduces the financial expense the Company is required to recognize related to these awards);

•	Adopting a cash incentive repayment policy (“Claw Back Policy”) that requires an executive officer to repay to us the amount of any annual cash incentive that an executive officer receives to the extent that:

•	the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement that occurred within 12 months of such payment;

•	the executive officer had engaged in theft, dishonesty or intentional falsification of documents or records that resulted in the obligation to restate our financial results; and

•	a lower annual cash incentive would have been paid to the executive officer based upon the restated financial results.

•	Entering into our standard form employment agreement with all of our executive officers, which does not provide for any guarantee as to employment term, salary, or bonus; and

•	Employing each executive officer on an “at will” basis.

In connection with the annual review of our executive compensation program and compensation pay components, we will continue our general approach of establishing Company Financial MBOs and Individual MBOs for our executive officers. These MBOs assist the Compensation Committee in evaluating the performance of our executive officers and to then reward them through short- and long-term incentive compensation for the value they deliver to our stockholders as demonstrated by the enhanced growth and profitability of the Company.

Fiscal Year 2015 Named Executive Officer Compensation

Elements of our Compensation Program

The compensation program for our executive officers consists principally of a base salary, an annual cash incentive bonus, long-term compensation in the form of a three-year cash incentive bonus award and equity incentive compensation in the form of restricted stock units. We believe that these elements of our compensation strike an appropriate balance to incentivize and reward our executive officers for ongoing, short- and long-term performance. An annual base salary provides the foundation of our compensation program and ensures that the executive officer is being paid ongoing compensation, which allows us to attract and retain high-quality talent. The annual cash incentive bonus forms an important part of our compensation strategy by providing an incentive to reward short-term performance as measured by Company performance and accomplishment of MBOs. The long-term cash incentive bonus awards and equity incentive compensation also form an important part of our compensation strategy. These incentive bonus awards and equity grants reward our executive officers for the long-term performance of Myriad, and help to ensure that our executive officers have a stake in our long-term success by providing an incentive to improve our overall growth and value. For example, under our long-term cash incentive awards, performance metrics are measured by achieving three-year financial performance targets reflecting annual double-digit growth. This aligns the executive officers’ interests with stockholders’ long-term interests.

The Compensation Committee, in collaboration with management, attempts to develop an overall compensation program that incentivizes the executive officers to achieve their objectives without encouraging them to take excessive risks to the business. We believe that this is accomplished through the balance of the various elements of our compensation program, including the establishment of annual MBOs for each of the executive officers to appropriately guide their performance objectives, establishment of preset annual and three-year double-digit growth financial performance targets, and preset limits on cash incentive compensation.

Formulating and Setting Executive Compensation

The Compensation Committee is responsible for formulating, evaluating and approving the compensation, including the award of equity compensation, for our executive officers, including our President and CEO. The Compensation Committee also assists the full board in establishing appropriate incentive compensation and equity-based plans generally for all employees and is responsible for administering these plans.

For fiscal 2015, the Compensation Committee retained Mercer for the purpose of updating our peer group of companies and to provide competitive market data on the salary, short-term incentive compensation and long-term incentive compensation of executive officers at comparable companies within our industry. The Compensation Committee uses this competitive market data on compensation in determining annual salary compensation, short-term (annual) incentive compensation and long-term incentive compensation (both cash and equity incentive compensation) for the President and CEO and other executive officers of the Company (the “Mercer Executive Compensation Review”).

As a basis for the source market data for the Mercer Executive Compensation Review, Mercer utilized compensation data from the following group of 15 peer companies, which is our peer group from last fiscal year with the removal of Abaxis, Meridian Bioscience and Onyx Pharmaceuticals, and the addition of ResMed, Medivation, Merit Medical Systems, Cepheid, and Acorda Therapeutics. We revised our peer group of companies to select companies that we believe better reflect our industry, and to better align with the ISS selected peer group. Presently, 11 of the 15 companies in our peer group are companies which were selected by ISS as part of ISS’s compensation pay review from last year.

Acorda Therapeutics, Inc.	Alexion Pharmaceuticals, Inc.	Alkermes plc
Biomarin Pharmaceutical, Inc.	Cepheid	Hologic, Inc.
IDEXX Laboratories, Inc.	Illumina, Inc.	Medivation, Inc.
Merit Medical Systems, Inc.	Quidel Corporation	Regeneron Pharmaceuticals, Inc.
ResMed, Inc.	United Therapeutics Corporation	Vertex Pharmaceuticals, Inc.

In addition, Mercer gathered competitive market data from published survey data in the biotech industry for similarly sized entities as reflected in the 2014 Mercer US Global Premium Executive Remuneration Suite and the 2015 Radford Global Life Sciences Survey. To determine competitive market compensation, where possible, composite survey data were equally blended with the proxy data from our peer group set forth above. Compensation data for the peer group were collected from available proxy-disclosed data. This information was gathered and analyzed for the 25th, 50th and 75th percentiles for annual salary, short-term incentive pay elements and long-term incentive pay elements. Where possible, our executive officers were matched to appropriate proxy and survey positions based on job content and level of responsibility. However, for the President of MGL, we do not believe the comparative proxy and survey positions are necessarily representative of the scope and magnitude of his responsibilities. Proxy-based and survey-based salaries were aged to 2015 at an annual rate of 3 percent, the average 2014/2015 salary increase for executives in the U.S. Restricted stock units were valued at fair market value (our closing stock price) on the date of grant.

We believe that the compensation information obtained from the Mercer Executive Compensation Review provides us appropriate compensation data and benchmarks, because it is derived from companies that are in our industry, share similar corporate structures, and have similar factors such as number of employees, market value, revenues, net income, product pipeline and gross margins. Through Mercer, we have selected those companies that we believe best represent the various factors of our business as outlined above.

Utilizing the composite peer group data provided us in the Mercer Executive Compensation Review, the Compensation Committee analyzed, among other criteria, the average salary, short-term incentive bonus compensation and long-term incentive bonus compensation (both cash and equity compensation) for each of our executive officers at the 25th, 50th and 75th percentile ranges. For long-term incentive equity compensation, the Compensation Committee analyzed, among other criteria, the average equity compensation for each of our executive officers at the 25th, 50th and 75th percentile range from the Mercer composite peer group. The Compensation Committee also analyzed our equity burn rate, issued equity overhang, total equity overhang and stockholder value transfer. The Compensation Committee also took into account the Company’s stock repurchase program, which creates shareholder value but has a negative impact on equity overhang. Finally, the Compensation Committee considered the number of restricted stock units awarded to executive officers as a group, as compared to all restricted stock units awarded. In so doing, the Compensation Committee noted that it anticipates that this ratio will continue to be weighted toward the executive officer group as we transition away from our historical practice of granting equity incentive compensation to all employees. For example, new, non-management employees are now compensated under our profit sharing plan, rather through equity compensation.

The Compensation Committee has approved a pay-for-performance philosophy for the compensation of our executive officers that is intended, in general, to provide base salary, bonus and total compensation within the 50th to 75th percentile of comparable companies in our industry. However, we may award compensation above the 75th percentile when deemed appropriate to further promote and achieve the primary objectives of our compensation programs. The comparable group of companies on which we rely to corroborate our determinations are those represented by the peer groups utilized in the Mercer Executive Compensation Review and those that participated in the industry survey reports used by Mercer. Within the scope of this pay-for-performance philosophy, we have determined the various components of each executive’s compensation package based on various factors, including: the executive’s particular background, training and relevant work experience; the executive’s role and responsibilities and the compensation paid to similar persons in comparable companies represented in the compensation data that we utilized; the demand for individuals with the executive’s specific talents and expertise and our ability to attract and retain comparable talent; Company Financial MBOs and Individual MBOs; the other expectations of the executive for the position; and the comparison to other executives within our Company having similar skills and experience levels and responsibilities.

Base Salary

Each year we evaluate base salaries as part of our management performance program, and establish each executive’s base salary for the ensuing year. In establishing base salaries, we assess the executive officer’s performance in each of the areas in which MBOs were established, the financial performance of the Company in the areas of responsibility of the executive officer, the overall financial performance of the Company, the experience of the executive, the executive’s role and responsibilities and particular background, and other significant accomplishments and contributions of the executive officer. An executive’s base salary is also evaluated together with other components of the executive’s compensation.

Based on our financial performance for fiscal 2015, including our evaluation of the corporate developments, accomplishments and events that occurred during fiscal 2015, and an assessment of each executive officer’s performance of MBOs for fiscal 2015, we increased the base salaries for our NEOs for fiscal 2016 as set forth below. Based on management changes, for fiscal 2016, the base salary of our President and CEO and CFO and Treasurer are now below the 50th percentile of base salaries for our peer group as provided in the Mercer Executive Compensation Report.

Name and Position	Fiscal 2015 Base Salary ($)	Fiscal 2016 Base Salary ($)	% Increase
Peter D. Meldrum
President and Chief Executive Officer*	1,030,000	Retired	NA

Mark C. Capone
President, Myriad Genetic Laboratories, Inc. (for FY2015)
President and Chief Executive Officer (for FY2016)*	600,000	800,000	33.3%

James S. Evans
Chief Financial Officer and Treasurer *	490,000	Retired	NA

R. Bryan Riggsbee
Chief Financial Officer and Treasurer*	375,000	400,000	6.6%

Jerry S. Lanchbury, Ph.D.
Chief Scientific Officer	470,000	479,500	2.0%

Richard M. Marsh
Executive Vice President, General Counsel and Secretary	470,000	479,500	2.0%

*	Peter D. Meldrum retired as our President and CEO on June 30, 2015, and was replaced by Mark C. Capone. James S. Evans retired as our CFO and Treasurer on October 16, 2014, and was replaced by R. Bryan Riggsbee.

We believe that the salary increases were appropriate based on the new position for our President and CEO, the performance of our new CFO and Treasurer in his first year of employment, and the performance and accomplishments of the Company as a whole and the achievement by our NEOs of their MBOs established for fiscal 2015. Accordingly, we believe that our salaries are appropriately set to attract and retain key talent necessary to support the continued growth of the Company. Except as noted above, the salary increases for our NEOs for fiscal 2016 are consistent with the 3 percent salary increase authorized by our Board for all Company employees for fiscal 2016.

Annual Cash Incentive Bonus

The annual cash incentive bonus amount is determined as part of our management performance program. As a part of this review, we assess the executive officer’s performance in each of the areas in which MBOs were established, our financial performance in the areas of responsibility of the executive officer, our overall financial performance and other significant accomplishments and contributions of the executive officer.

For fiscal 2015, we awarded annual cash incentive bonuses to our NEOs pursuant to our 2013 Executive Incentive Plan. After reviewing the projected financial performance for the fiscal year, in May 2015, the Compensation Committee modified the formula for calculating NEO bonuses to match that used for the rest of the executive officers. The previous formula was based upon assumptions regarding revenue from new product reimbursement that clearly did not materialize during the year, largely due to circumstances outside the control of the Company, and would have resulted in a cash incentive not reflective of the level of accomplishments. Accordingly, the annual cash incentive bonus formula for our NEOs was revised to the pre-established financial performance metrics set for the annual cash incentive bonuses for our other executive officers. We felt it important that the NEOs receive a bonus for fiscal 2015 based on our performance, the accomplishment of each NEO’s individual goals, and that the NEOs be compensated under the same methodology and payout formula as utilized for our other executive officers. Because of these changes, none of the annual cash incentive bonus payments made to our NEOs will be deductible under Section 162(m) of the Code; however, only our President and CEO’s cash compensation is at a level where Section 162(m) of the Code would have been applicable.

For purposes of determining the annual cash incentive bonuses paid to our NEOs and executive officers for fiscal 2015, the Compensation Committee used a formulaic approach, based on a target incentive bonus as a percentage of base salary determined in early fiscal 2015, Company performance, as adjusted, and the achievement of MBOs. The target incentive bonus as a percentage of base salary for each executive officer ranged from 45 to 100 percent, depending on the responsibilities and experience of the executive officer, and was based on the target incentive bonus percentage from our peer group for each of the individual executive officers. The annual cash incentive bonus amount for each executive officer was then determined based on the following formula: annual base salary of the executive officer times (a) the executive officer’s applicable target incentive bonus percentage, and times (b) the executive officer’s performance goals score (up to 100 percent – based on degree of accomplishment of Company Financial MBOs and Individual MBOs as determined by the Compensation Committee). The annual cash bonus amount is capped, and, as a percentage, can never exceed 130 percent of the executive officer’s applicable target incentive bonus percentage.

Our pre-established financial performance targets, as adjusted, continued to be based on our revenues and net income, and we achieved $723.1 million in revenues and net income of $80.5 million. Based on these financial results, compared to the pre-established targets, as adjusted, the Compensation Committee determined that the Company Financial MBOs applicable to each executive officer had only been partially achieved. Each executive officer was then scored on his or her Individual MBOs, which are detailed below for our NEOs under “Named Executive Officer Performance for Fiscal 2015”. The composite MBO performance scores for the executive officer group ranged from 71 to 74 percent; however, two executive officers who commenced their employment during the fiscal year received a score of 90 percent based on their performance for the partial year of their employment.

We believe that this cash incentive bonus compensation is appropriate based on the performance of the executive officer group for fiscal 2015. Because we only partially achieved the revenue and net income performance goals we set, the annual cash incentive bonus for fiscal year 2015 was reduced by 26 to 29 percent from target levels for the executive officer group. Comparatively, this represents an approximate 40 percent reduction over the annual cash incentive bonuses awarded in fiscal year 2014.

The Compensation Committee determined the annual cash incentive bonuses for our NEOs for fiscal 2015 as set forth in the chart below.

Name and Position	Target Incentive Bonus (as a % of Fiscal 2015 Base Salary)	MBO Performance Goals Score (as a %)	Fiscal 2015 Bonus Payment ($)		Fiscal 2014 Bonus Payment ($)
Peter D. Meldrum
President and Chief Executive Officer*	100	74	762,200		1,293,500

Mark C. Capone
President, Myriad Genetic Laboratories, Inc.*	75	74	333,000		552,000

James S. Evans
Chief Financial Officer and Treasurer*	55	NA	NA		340,000

R. Bryan Riggsbee
Chief Financial Officer and Treasurer* (**Prorated based on hire date)	50	90	119,531	**	NA

Jerry S. Lanchbury, Ph.D.
Chief Scientific Officer	50	74	173,900		282,000

Richard M. Marsh, Esq.
Executive Vice President, General
Counsel and Secretary	50	74	173,900		276,000

*	Peter D. Meldrum retired as our President and CEO on June 30, 2015, and was replaced by Mark C. Capone. James S. Evans retired as our CFO and Treasurer on October 16, 2014, and was replaced by R. Bryan Riggsbee.

The Compensation Committee believed the original financial performance targets set for our annual cash incentive bonuses for our NEOs to be challenging, without any guarantee that the performance targets could be accomplished. Due to operational, reimbursement and competitive factors that adversely affected the Company’s financial performance during fiscal 2015, the Compensation Committee adjusted the financial performance targets for our annual cash incentive bonuses for our NEOs to revised target levels which the Compensation Committee believed would also reflect continued positive financial performance for the Company.

For fiscal 2016, the Compensation Committee has decided to utilize the same formulaic approach for determining the annual cash incentive bonus for executive officers as used for fiscal 2015. The Compensation Committee established the following target incentive bonus percentages for our NEOs which will be used in determining annual cash incentive bonus amounts for fiscal 2016 performance. These are unchanged from the targets established for fiscal 2015, except for Mr. Capone whose target incentive bonus percentage was increased to 100 percent based on his new position as our President and CEO. Additionally, Mr. Capone’s 2016 annual cash incentive bonus was granted under our 2013 Executive Incentive Plan based on the predetermined financial performance metrics set by our Compensation Committee.

Executive Officer	Target Incentive Bonus (% of base salary for Fiscal 2016)
Mark C. Capone
President and Chief Executive Officer	100
R. Bryan Riggsbee
Chief Financial Officer and Treasurer	50
Jerry S. Lanchbury, Ph.D.
Chief Scientific Officer	50
Richard M. Marsh, Esq.
Executive Vice President, General Counsel and Secretary	50

Long-Term Incentive Awards

To incentivize and reward long-term performance by our executives, we currently provide two forms of long-term incentive compensation: a three-year cash incentive bonus and the award of restricted stock units. These cash and equity-based incentive awards help ensure that our executive officers have a stake in our long-term success by providing an incentive to improve the overall growth and value of Myriad. We believe that this fosters an executive culture that aligns our officers’ interests with the long-term interests of our stockholders. The Compensation Committee determines the terms of all equity incentive awards for our NEOs, including our President and CEO. Beginning in fiscal 2015, we granted our employees, executive officers and Board restricted stock units rather than stock options in order to reduce the dilutive effect of our equity compensation program.

Three-Year Cash Incentive Bonus. In December 2012, the Compensation Committee first established a long-term cash incentive bonus for our executive officers based on predetermined, objective financial formula-based performance targets to be accomplished at the end of the third ensuing fiscal year or fiscal 2015. The Compensation Committee believed that these financial performance targets, based on annual double-digit growth, if accomplished, would represent strong financial growth for the Company over the three year period; however, there was no certainty that even the minimum predetermined financial target could be met. The first of the payouts occurred with the conclusion of fiscal 2015. The financial metrics established for these payouts were based on the Company’s total revenues (50 percent weight), earnings per share (25 percent weight) and EBITDA (25 percent weight). The three-year incentive bonus award amount is based on a target bonus amount as a percentage of fiscal 2015 base salary of 20 percent for our President and CEO and President of MGL and 15 percent for our other executive officers. (For our three-year cash incentive bonuses awarded after fiscal 2014, the bonus amount is based on base salary in the year the award is established and not at the effective salary at the end of the third year.) Under our performance calculations, the resulting performance payout percentage was 48 percent out of 100 percent. The Compensation Committee believes that these performance payouts are appropriate based on the performance we achieved; for example, we achieved a 45.8 percent increase in revenues over a three-year period from fiscal 2013 revenues of $496 million. The following chart shows the amounts paid to our NEOs for the fiscal 2015 three-year cash incentive bonuses.

Name	Job Title	2015 Base Salary	Target Bonus	Performance Payout (out of 100%)	Bonus Amount
Peter D. Meldrum	President & CEO	$1,030,000	20%	47.55%	$97,953
Mark C. Capone	President, MGL	$600,000	20%	47.55%	$57,060
Richard M. Marsh	EVP, General Counsel	$470,000	15%	47.55%	$33,523
Jerry S. Lanchbury	Chief Scientific Officer	$470,000	15%	47.55%	$33,523

(Mr. Meldrum retired as our President and CEO on June 30, 2015. Mr. Riggsbee was not employed by us at the time the fiscal 2015 three-year cash incentive bonus was awarded, and thus was not eligible to participate in the award. Mr. Evans was not employed by us on the last day of fiscal 2015 and thus was not eligible to participate in the award.)

For fiscal 2015, the Compensation Committee determined to continue our long-term cash incentive bonus program for our executive officers and established in September 2014 predetermined, objective financial formula-based performance targets of revenue (50 percent weight) and EBITDA (50 percent weight) which must be accomplished at the end of fiscal 2017. For any amount to be paid, the minimum predetermined financial metric thresholds must be surpassed; otherwise, no bonus amount will be paid. Under this program, the incentive bonus award amount is based on a target bonus amount as a percentage of fiscal 2015 base salary of 20 percent for our President and CEO and President of MGL and 15 percent for our other executive officers. For all executive officers, the target bonus percentage and bonus amount is capped. We believe that the three-year cash incentive bonus adds an additional long-term incentive metric to motivate our executives to achieve financial metrics and operational goals, which will benefit long-term shareholder value. As these financial performance targets are based on double-digit growth for the Company, the Compensation Committee believed the financial performance targets to be challenging, without any guarantee that the performance targets could be accomplished, in light of growing operational, reimbursement and competitive factors which may adversely affect the Company’s financial performance. Thus, the performance targets were set at a level that, if obtained, the Company would have accomplished continued strong financial performance. The three-year cash incentive bonus awards made to our NEOs for fiscal 2015, and the maximum amount payable under these awards, are reported in the table for 2015 Fiscal Year Grants of Plan Based Awards.

The following table summarizes the three-year cash incentive awards we have made to our executive officers.

Date of Award	Three-Year Performance Period
December 2012	FY 2013 - 2015
September 2013	FY 2014 - 2016
September 2014	FY 2015 - 2017
September 2015	FY 2016 - 2018

Initial Equity Awards. Beginning in fiscal 2015, executives who join us, who are granted equity, are granted restricted stock unit awards. The amount of the initial restricted stock unit award and vesting schedule are determined based on the executive’s position and analysis of the competitive practices of the companies similar in size as represented in the compensation data that we review with the goal of creating a total compensation package for new employees that is competitive with other similar companies and that will enable us to attract high quality management personnel. In general, one-fourth of each initial equity award will vest on an annual basis over four years. In connection with the hiring of Mr. Riggsbee in October 2014 as our CFO and Treasurer, we granted 30,000 restricted stock units to him, and one-fourth of such award will vest on an annual basis over four years.

Annual Equity Incentive Awards. In response to continued comments from our stockholders, we will continue to issue long-term equity incentive compensation grants in restricted stock units with one-fourth of the units granted vesting on an annual basis. Additionally, for our NEOs, the restricted stock units awarded are subject to achievement of a predetermined, formula-based, one-year revenue target that must be achieved in order for the award to commence vesting. Thus, for our NEOs, the actual number of restricted stock units earned will be determined based on the percentage achievement of the predetermined revenue target with no award being earned if a minimum revenue threshold is not achieved; thereafter, and only if the minimum threshold has been achieved, vesting of the award is based on the NEO’s continued employment with us. In determining the amount of equity compensation to be awarded, the Compensation Committee will consider various factors, including our financial and operating performance for the applicable period; the executive officer’s contribution to our performance; the anticipated contribution of the executive officer to our future performance; the accomplishments of the executive officer as measured by achievement of MBOs; a review of compensation for comparable positions in our peer group from our benchmarking studies; and the total compensation of the executive officer and the anticipated retentive effect of the grant of additional equity compensation. We also take into consideration the total number of our outstanding shares of our common stock, the relative dilution to stockholders, as well as our gross equity burn rate, issued equity overhang and total equity overhang. The size of the option grant or restricted stock unit award generally increases as the rank and responsibilities of the executive officer increases.

Restricted stock unit awards are made once a year at our Compensation Committee meeting held in connection with the Board of Director meetings generally in September. The Board customarily determines the dates of its meetings for the ensuing year at a meeting of the Board in the preceding year. Thus, the dates on which equity compensation is granted are set well in advance. The Compensation Committee does not time the grant of equity compensation with respect to the release of material nonpublic information, whether or not that information may favorably or unfavorably impact the price of our common stock. Restricted stock unit awards for the executive officers, including our President and CEO, are approved by the Compensation Committee.

Based on the Mercer Executive Compensation Review, which calculated market annual guidelines at the 50th and 75th percentile, the long-term incentive value of the annual restricted stock unit awards made on September 17, 2014, based on fiscal 2014 performance, to our then President and CEO was 5.8 percent below the 75th percentile; and to our then President of MGL was below the 50th percentile utilizing the comparative peer group of our President and CEO which we believe is a more representative peer group given the scope and magnitude of responsibilities for our President of MGL. These awards were later reduced by 10 percent based on the level of achievement of the financial performance metric for fiscal 2015 associated with the grant of these restricted stock units. The long-term incentive value of the annual restricted stock unit awards made to our NEOs in fiscal 2015 are reported in the table for 2015 Fiscal Year Grants of Plan Based Awards and was determined at their grant date fair value calculated in accordance with ASC Topic 718. We felt these awards appropriate based on the comparative long-term peer group compensation data from the Mercer Executive Compensation Review, given the Company’s performance relative to its peers, the individual accomplishments of our NEOs during fiscal 2014, including our President and CEO, relative to their MBOs and to continue to place an increased weighting of compensation on long term equity compensation. We also believe these equity awards were appropriate based on the Company’s continued double-digit compound annual growth rate (CAGR) in revenues and operating income over the past five years, and total stockholder return over the past five years. Thus, these equity awards appropriately reward our executives for their consistent past performance, and incentivize our executives to work hard to continue to deliver similar performance and to remain employed at the Company.

In September, 2015, our Compensation Committee awarded annual restricted stock units for our executive officers based on fiscal 2015 performance. In light of the level of our financial achievements for fiscal 2015, the Compensation Committee reduced the number of restricted stock units awarded to the executive officers by 25 percent. For our new President and CEO, the value of his fiscal 2016 restricted stock unit award made in September, 2015 was below the 50th percentile of long-term incentive compensation awarded in our peer group based on the Mercer Executive Compensation Report. This represents more than a 50 percent reduction in the value of the annual restricted stock units awarded to our President and CEO from the prior fiscal 2015 year.

Compensation Objectives

The primary objectives of our Compensation Committee in establishing and maintaining our executive compensation programs are to:

•	Attract and retain the best possible executive talent;

•	Motivate our executive officers to enhance our growth and profitability;

•	Increase long-term stockholder value; and

•	Reward the executive officers for their contribution to our growth, profitability and increased stockholder value through the recognition of individual leadership, initiatives, achievements and other contributions.

The specific directives of the Compensation Committee are to provide appropriate short and long-term compensation and incentives, in the form of cash and equity, that motivate and reward the accomplishment of individual and corporate objectives and that align executive officer compensation with the creation of stockholder value. To achieve these objectives, the Compensation Committee has adopted and implemented a compensation plan that bases our executive officers’ compensation on a variety of factors set forth in MBOs.

Establishment and Use of Management Business Objectives

The Compensation Committee has implemented an annual management performance program for the purpose of establishing annual performance objectives for our executive officers to align their performance with the overall goals and objectives for the Company. This process commences in the fourth quarter of each fiscal year as each executive officer meets with our President and CEO to establish annual MBOs for the ensuing fiscal year. After review and discussion, the President and CEO finalizes the executive officer’s MBOs for the ensuing fiscal year. Similarly, our President and CEO meets with the Compensation Committee at the end of each fiscal year to establish his MBOs for the ensuing fiscal year which, after review and discussion, are finalized by the Compensation Committee. During the fiscal year, additional MBOs may be established and assigned to an executive officer, including our President and CEO.

At the end of the ensuing fiscal year, each executive officer’s performance for the fiscal year is reviewed, including an assessment by management and the Compensation Committee of the achievement of each executive officer’s respective MBOs. At this time, the President and CEO calculates and recommends to the Compensation Committee an annual cash incentive bonus amount and salary adjustment for the executive officers, other than himself. The Compensation Committee, after further review and discussion with our President and CEO, then determines the annual cash incentive bonus for the concluding fiscal year and base salary amount for the ensuing fiscal year for the executive officers, other than the President and CEO. In the case of our President and CEO, the Compensation Committee reviews and discusses the accomplishment of his MBOs for the fiscal year. The Compensation Committee then makes its review and determinations for the President and CEO’s salary and annual cash incentive compensation without any recommendations from our President and CEO, who is not present in any portions of the meetings of the Compensation Committee where his compensation is calculated, discussed and approved. Additionally, the Compensation Committee reviews the achievement of each executive officer’s MBOs as it determines the awarding of equity incentive compensation. The annual cash incentive bonus amount, salary adjustments, and long-term incentive compensation for our President and CEO are reported to the independent members of the Board of Directors.

The MBOs for each executive officer for each fiscal year consist of (i) pre-established financial performance targets for the Company, which for fiscal 2015 were based on revenues and net income, and

(ii) individual objectives tailored to each executive. Each executive officer receives the same Company Financial MBOs as part of their respective MBOs. The Company Financial MBOs represents 50 percent of the total weighting of each executive officer’s MBOs.

From time to time, for those designated, an executive officer’s incentive compensation may be awarded and administered under our 2013 Executive Incentive Plan, whereby 100 percent of short-term incentive cash compensation (annual cash incentive bonus) and grants of restricted stock units are based on pre-established, objective financial performance targets and are subject to a cap. It is intended that incentive compensation paid under the 2013 Executive Incentive Plan will be deductible for tax purposes under Section 162(m) of the Internal Revenue Code; however, the Compensation Committee may award compensation which does not qualify under Section 162(m) in order to accomplish the compensation goals of the Company.

The MBOs for our NEOs for fiscal year 2015 were as follows:

Peter D. Meldrum, President and CEO (retired as President and CEO on June 30, 2015) – manage the Company to achieve designated financial targets for total revenues and net income for fiscal 2015; successfully manage the transition of BRACAnalysis testing and single cancer testing to our myRisk Hereditary Cancer test; and manage the successful integration of Crescendo Bioscience during the fiscal 2015 year.

Mark C. Capone, President, Myriad Genetic Laboratories, Inc. (became the Company’s President and CEO on July 1, 2015) – manage the Company and MGL to achieve designated financial targets for total revenues and net income for fiscal 2015; successfully manage the transition of the hereditary cancer market to our myRisk Hereditary Cancer test; and obtain Prolaris reimbursement from Medicare.

James S. Evans, Chief Financial Officer and Treasurer (retired as CFO on October 16, 2014) – manage the Company to achieve designated financial targets for total revenues and net income for fiscal 2015; favorably manage communications with research analysts on financial reporting expectations; manage shareholder approval to increase shares available under our equity plan; and manage centralization of Crescendo accounting and purchasing functions.

R. Bryan Riggsbee, Chief Financial Officer and Treasurer (effective October 16, 2014) – manage the Company to achieve designated financial targets for total revenues and net income for fiscal 2015; manage reorganization of finance and accounting department and establish internal audit function; review and negotiate renewal of our D&O insurance coverage at favorable rates; and analyze our capital structure and make appropriate recommendations concerning capital deployment strategies.

Jerry S. Lanchbury, Ph.D., Chief Scientific Officer – manage the Company to achieve designated financial targets for total revenues and net income for fiscal 2015; transfer and validate our tissue BRCA test in the Munich laboratory; complete validation of our HRD test; and complete applicable studies to advance product pipeline.

Richard M. Marsh, Executive Vice President, General Counsel and Secretary – manage the Company to achieve designated financial targets for total revenues and net income for fiscal 2015; manage the BRCA patent infringement litigation; audit Myriad RBM patent portfolio and prioritize for prosecution; and manage the in-house transfer of all patent prosecution and legal affairs for Crescendo Bioscience.

Named Executive Officer Performance for Fiscal 2015

President and CEO: Based on our financial results for fiscal 2015, the Compensation Committee determined that Mr. Meldrum had partially achieved the financial performance targets set for him under the Company Financial MBOs for fiscal 2015. The Compensation Committee also determined that Mr. Meldrum had accomplished his Individual MBOs based on the transition of our myRisk Hereditary Cancer testing with 72 percent of incoming hereditary cancer samples ordered as myRisk testing, including record revenue growth in the fourth quarter of fiscal 2015 for the myRisk test of $100.9 million versus $27.3 million in the fourth quarter of the prior fiscal year; the successful integration of Crescendo, with Vectra DA volumes growing 12 percent to a new record level in the fourth fiscal 2015 quarter to just under 40,000 tests, and revenue up 12 percent sequentially to $11.8 million; favorable National Comprehensive Cancer Network (“NCCN”) guidelines for Prolaris and anticipation of a final Medicare local coverage decision (“LCD”); and overall management of the Company.

Other Named Executive Officers. The Compensation Committee determined that the other NEOs had also partially accomplished the Company Financial MBOs, and had substantially accomplished their respective remaining Individual MBOs based on:

•	Achievement of total annual revenues of $723.1 million for fiscal year 2015;

•	Achievement of operating income of $134.2 million for fiscal year 2015;

•	Achievement of net income of $80.2 million for fiscal year 2015;

•	Achievement of $1.08 diluted EPS for fiscal year 2015;

•	Achievement of a 6 percent CAGR growth in hereditary cancer testing revenues over fiscal years 2014 and 2015 with competition in the market for hereditary cancer testing;

•	Maintenance of approximately 90 percent market share for hereditary cancer testing;

•	Successful transition of hereditary cancer testing to our myRisk Hereditary Cancer test;

•	Record testing volumes for myPath Melanoma and myPlan Lung Cancer testing;

•	FDA approval for BRACAnalysis CDx, the first laboratory developed test to be approved by the FDA as a companion diagnostic, and achieved a 40 percent increase in ovarian cancer testing from BRACAnalysis CDx in the second half of fiscal year 2015 compared to the first half of the same year;

•	Growth of Vectra DA testing;

•	Favorable NCCN guidelines for Prolaris and anticipation of a final Medicare LCD decision;

•	Continued strong return to stockholders in the form of the Company’s stock repurchase program and repurchase of over 6 million shares of our common stock in fiscal 2015;

•	Achieved strong cash flow from operations of $140.5 million;

•	Continued progress in pipeline products and publication/presentation of 140 studies supporting our products;

•	Continued expansion of commercial operations in Europe and the rest of the world with a 72 percent increase in revenue (excluding the acquisition of our German clinic);

•	Established tumor tissue BRACAnalysis testing in our laboratory in Munich, Germany, and received CE Marking approval for our Tumor BRACAnalysis CDx test in Europe;

•	Completed the acquisition of our German healthcare clinic to gain better access to German healthcare reimbursement;

•	Progress in our companion diagnostic program including additional companion diagnostic product collaborations with pharmaceutical partners; and

•	Improved gross profit and operating margins for our molecular diagnostic products.

Role of Management in Our Compensation Program

Our management, including our President and CEO, supports the Compensation Committee, attends portions of its meetings upon request, and performs various administrative functions at its request. Our President and CEO provides input to the Compensation Committee on the effectiveness of our compensation program and makes specific recommendations as to the base salary amounts, annual cash incentive bonus amounts, long-term cash incentive bonus awards and equity incentive awards for the executive officers, other than for himself. At the end of each fiscal year, our President and CEO evaluates the annual performance of each of our executive officers, including an assessment of the accomplishment of each executive officer’s MBOs, and submits his calculations and recommendations to the Compensation Committee which then determines an annual cash incentive bonus amount for the concluding fiscal year, the base salary amount for the ensuing fiscal year and long term equity incentive compensation for each of the executive officers. Except for our President and CEO, no executive officer is present when the Compensation Committee discusses and determines the salary and bonus amounts and equity compensation to be awarded to the executive officers. Our President and CEO is excused from all meetings, and is not present, where matters pertaining to his compensation are determined and approved by the Compensation Committee.

Other Compensation

We maintain broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance, a 401(k) plan, and a discretionary December holiday bonus. Additionally, we may provide other benefits to new executive officers such as a relocation package or other related compensation as determined on a case-by-case basis. We may also provide certain compensation benefits in connection with the retirement of our executive officers based on their accomplishments and tenure of employment with us.

Termination and Change-of-Control-Based Compensation

We recognize that, as is the case with many publicly-held corporations, the possibility of a change in control of the Company exists and that such possibility, and the uncertainty and questions which it may raise among key personnel, may result in the departure or distraction of key personnel to the detriment of us and our stockholders. Therefore, we have entered into a retention agreement with each of our executive officers to reinforce and encourage the continued employment and dedication of our executive officers without distraction from the possibility of a change in control of the Company and related events and circumstances. We believe that the terms of our retention agreement are consistent with those historically maintained by others in our industry and therefore are important for attracting and retaining key employees who are critical to our long-term success. The potential benefits provided under the retention agreement are in addition to the current compensation arrangements we have with our executive officers.

After serving 24 years as our President and CEO, taking our Company from start-up to a recognized industry leader in hereditary cancer testing, with a market value approaching $3 billion, Mr. Meldrum retired on June 30, 2015. Similarly, after serving 20 years at the Company, most recently as our CFO and Treasurer, Mr. Evans also retired this fiscal year. In connection with their retirement, Mr. Meldrum and Mr. Evans each entered into a Resignation Agreement that provided for the payment of certain cash compensation and the accelerated vesting of a portion of equity incentive compensation previously awarded to them. The Compensation Committee felt that these retirement benefits were appropriate to i) retain Mr. Meldrum and Mr. Evans as non-employee consultants to provide certain consulting services to the Company for a limited period following their resignation from the Company, and (ii) to provide Mr. Meldrum and Mr. Evans further compensation benefits in recognition of their accomplishments and contributions to the success of the Company during their respective years of service to the Company.

For the payments each of our NEOs is entitled to receive upon a change-in-control, and the compensation benefits made to Mr. Meldrum and Mr. Evans under their respective Resignation Agreements, see “Executive Compensation – Potential Payments Upon Termination or Change-in-Control” later in this proxy statement.

Relationship of Elements of Compensation

As noted above, our compensation structure is primarily comprised of a base salary, an annual cash incentive bonus, long-term incentive compensation in the form of a three-year cash incentive bonus award and equity incentive awards. In setting executive compensation, the Compensation Committee considers the aggregate compensation payable to an executive officer and the form of the compensation. The Compensation Committee seeks to achieve an appropriate balance between immediate cash rewards and long-term financial incentives.

We utilize long term equity incentive compensation in the form of stock options and, beginning in fiscal 2015, restricted stock units, as a substantial component of compensation. The Compensation Committee views the award of stock options and restricted stock units as a primary long-term retention benefit by tying the earning of these awards to a vesting schedule that, beginning in fiscal 2016, will be over a period greater than four years for full vesting of restricted stock units. If an employee leaves the Company before the completion of the vesting period, then that employee will not be entitled to any benefit from the non-vested portion of the award. However, in connection with an executive officer’s separation of employment, we may accelerate a portion of non-vested equity grants as may be negotiated in the executive officer’s separation or resignation agreement. Additionally, for our NEOs, the restricted stock unit award also has a performance metric that, if not met, would require the NEO to forfeit the entire restricted stock unit award regardless of the additional requirement of vesting. We believe that this vesting feature makes it more attractive to remain as our employee and this arrangement does not require substantial cash payments by the Company. Similarly, our three-year cash incentive bonus awards promote long-term performance by establishing double-digit growth performance targets that must be met over a three-year period. This long-term cash incentive bonus also promotes retention of our executives as no payment is made under our three-year cash incentive bonus awards if the executive officer is not employed on the last day of the three-year performance period.

The Compensation Committee reviews from time to time the mix of the compensation elements for executive officers against comparable companies in our industry as represented in the compensation data we utilize. The size and mix of each element in a compensation package is based on the impact of the position on the Company, market practice and overall corporate and individual performance relative to stated corporate goals. The level of incentive compensation typically increases in relation to an executive officer’s responsibilities and ability to meet individual and corporate goals. The Compensation Committee believes that making a significant portion of an executive officer’s compensation contingent on corporate performance more closely aligns the executive officer’s interests with those of our stockholders.

Conclusion

Our compensation policies are designed and are continually being developed to retain and motivate our executive officers and to ultimately reward them for outstanding individual and corporate performance.

Summary Compensation Table

The following table shows the total compensation paid or accrued during the fiscal years indicated to (1) our President and Chief Executive Officer, (2) each of our Chief Financial Officers who were employed by us during fiscal year 2015, and (3) our three next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended June 30, 2015 and were serving as executive officers as of June 30, 2015.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)(2)	Option Awards ($) (3)(4)(5)	Non-Equity Incentive Plan Compensation ($) (6)	All Other Compensation ($) (7)(8)(9)	Total ($)
Peter D. Meldrum	2015	1,030,000	762,814	9,139,809	10,993,098	97,953	1,334,369	23,358,043
President and Chief	2014	996,157	819		5,841,360	1,293,500	10,231	8,142,067
Executive Officer*	2013	956,104	5,812		5,200,520	1,241,500	10,238	7,414,174

Mark C. Capone	2015	600,000	333,614	4,193,200	—	57,060	10,248	5,194,122
President, Myriad Genetic	2014	567,157	819		3,381,840	552,000	10,248	4,512,064
Laboratories, Inc.*	2013	546,104	505,812		3,000,300		10,254	4,062,470

James S. Evans	2015	163,333	—	2,668,400	3,067,842	—	490,016	6,389,591
Chief Financial Officer	2014	476,157	340,819		2,152,080		11,244	2,980,300
and Treasurer*	2013	459,104	327,812		1,900,190		9,702	2,696,808

Jerry S. Lanchbury, Ph.D.	2015	470,000	174,514	2,477,800	—	33,523	10,110	3,165,947
Chief Scientific Officer	2014	450,824	282,819		1,844,640		10,662	2,588,945
	2013	438,104	264,812		1,600,160		10,223	2,313,299

Richard M. Marsh, Esq.	2015	470,000	174,514	2,401,560	—	33,523	10,513	3,090,110
Executive VP, General	2014	457,157	276,819		1,947,120		10,515	2,691,611
Counsel & Secretary	2013	443,104	273,812		1,800,180		10,377	2,527,473

R. Bryan Riggsbee (10)	2015	265,625	129,531	1,050,900	—		119,623	1,565,679
Chief Financial Officer and Treasurer*

*	Peter D. Meldrum retired as our President and CEO on June 30, 2015, and was replaced by Mark C. Capone. James S. Evans retired as our CFO and Treasurer on October 16, 2014, and was replaced by R. Bryan Riggsbee.
(1)	Except as described in notes 2 and 10 below, amounts shown reflect the aggregate grant date fair value of restricted stock unit awards granted in each year presented calculated in accordance with FASB ASC Topic 718. Amounts reflect the maximum potential value of each award assuming the highest level of performance associated with the award and is based on the closing stock price of our common stock on the NASDAQ Global Market on September 17, 2014 of $38.12. In August 2015, the number of shares underlying these restricted stock unit awards was subsequently reduced by 9.61 percent based on the degree of achievement of the applicable performance criteria established on the grant date for these awards. Due to his retirement, one-half of the restricted stock unit award made to Mr. Meldrum was forfeited. Due to his retirement, the entire restricted stock unit award made to Mr. Evans was forfeited.
(2)	The amount reported in the Stock Awards column for Mr. Meldrum for fiscal 2015 consists of (i) the aggregate grant date fair value of 190,000 RSUs awarded in September 2014 to Mr. Meldrum calculated in accordance with FASB ASC Topic 718 in the amount of $7,242,800, and (ii) the incremental accounting charge to the Company with respect to the accelerated vesting of 85,870 RSUs pursuant to Mr. Meldrum’s Resignation Agreement calculated in accordance with FASB ASC Topic 718 in the amount of $1,897,009.
(3)	Except as described in notes 4 and 5 below, amounts shown reflect the aggregate grant date fair value of option awards granted in each year presented calculated in accordance with FASB ASC Topic 718. Information regarding the assumptions used in the valuation of option awards can be found in the footnote to our financial statements entitled “Share-Based Compensation” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015, as amended, filed with the SEC. Our executive officers will not realize the value of these awards in cash unless and until these awards are exercised and the underlying shares are subsequently sold. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies” in our Annual Report on Form 10-K, as amended.
(4)	The amount reported in the Option Awards column for Mr. Meldrum for fiscal 2015 consists of the incremental accounting charge to the Company with respect to the accelerated vesting of 675,000 options pursuant to Mr. Meldrum’s Resignation Agreement calculated in accordance with FASB ASC Topic 718 in the amount of $10,993,098.
(5)	The amount reported in the Option Awards column for Mr. Evans for fiscal 2015 consists of the incremental accounting charge to the Company with respect to the accelerated vesting of 171,250 options pursuant to Mr. Evan’s Resignation Agreement calculated in accordance with FASB ASC Topic 718 in the amount of $3,067,842.

(6)	For fiscal 2015, the amounts reported in this column reflect the actual cash awards paid under our long-term, three-year cash incentive bonus plan which concluded in fiscal 2015. For fiscal 2014 and fiscal 2013, the amounts reported in this column reflects the actual cash awards paid under our 2013 Executive Incentive Plan to Mr. Meldrum and Mr. Capone pursuant to their annual cash incentive bonus awards, calculated based on measurement against plan metrics and performance results for fiscal 2014 and fiscal 2013.
(7)	Except as described in notes 8, 9 and 10 below, all amounts shown for fiscal year 2015 consist of $48 per month of premiums paid by us with respect to term life insurance for the benefit of each NEO for their respective periods served ($31.20 per month for Peter D. Meldrum) and the balance of the amount shown for matching contributions made under our 401(k) plan on behalf of each NEO.
(8)	The amount reported in the All Other Compensation column for Mr. Meldrum for fiscal 2015 includes $1,287,500 paid to Mr. Meldrum pursuant to his Resignation Agreement and $36,638 for additional separation benefits awarded to Mr. Meldrum.
(9)	The amount reported in the All Other Compensation column for Mr. Evans for fiscal 2015 includes $490,000 paid to Mr. Evans pursuant to his Resignation Agreement.
(10)	Mr. Riggsbee’s annual salary and annual bonus were prorated for the year based on his hire date. The Bonus amount includes a $10,000 signing bonus awarded to Mr. Riggsbee upon his hire. Mr. Riggsbee’s fiscal 2015 Stock Award represents the initial award of 30,000 restricted stock units made to him upon hiring, which vest one-fourth per year, and is based on the closing stock price of our common stock on the NASDAQ Global Market of $35.03 on October 17, 2014, the date of grant of the RSUs. The amounts reported in the All Other Compensation column for Mr. Riggsbee includes $114,179 paid to Mr. Riggsbee for relocation expenses.

2015 Fiscal Year Grants of Plan-Based Awards

The following tables show information regarding grants of non-equity and equity awards that we made during the fiscal year ended June 30, 2015 to each of the executive officers named in the Summary Compensation Table.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($) (1)			Estimated Future Payouts Under Equity Incentive Plan Awards ($) (2)		All Other Stock Awards: Number of Shares of Stock or Units		All Other Option Awards: Number of Securities Underlying Options (#) (4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (3)(4)(5)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	(#) (3)
Peter D. Meldrum	9/17/2014				149,625	190,000					7,242,800
	1/30/2015						85,870				1,897,009
	1/30/2015								285,000	26.49	4,522,284
	1/30/2015								260,000	27.07	4,044,121
	1/30/2015								26,000	23.98	467,634
	1/30/2015								104,000	19.47	1,959,059
	FY17 3-YR
	Award	154,500	206,000	309,000

Mark C. Capone	9/17/2014				86,625	110,000					4,193,200
	FY17 3-YR
	Award	90,000	120,000	180,000

James S. Evans	9/17/2014				55,125	70,000					2,668,400
	10/8/2014								52,500	26.49	910,213
	10/8/2014								47,500	27.07	803,134
	10/8/2014								9,500	23.98	138,881
	10/8/2014								38,000	19.47	811,834
	10/8/2014								23,750	18.00	403,780
	FY17 3-YR
	Award	73,500	98,000	147,000

Jerry S. Lanchbury, Ph.D.	9/17/2014				51,188	65,000					2,477,800
	FY17 3-YR
	Award	70,500	94,000	141,000

Richard M. Marsh, Esq.	9/17/2014				49,613	63,000					2,401,560
	FY17 3-YR
	Award	70,500	94,000	141,000

R. Bryan Riggsbee	10/17/2014						30,000	[6]			1,050,900

*	Peter D. Meldrum retired as our President and CEO on June 30, 2015, and was replaced by Mark C. Capone. James S. Evans retired as our CFO and Treasurer on October 16, 2014, and was replaced by R. Bryan Riggsbee.
(1)	The amounts represent the threshold, target, and maximum amounts awarded to our NEOs under our Three-Year Cash Incentive Bonus Plan ending in fiscal 2017. The metrics against which performance is to be measured are discussed in the Compensation Discussion and Analysis under the heading “Fiscal Year 2015 Named Executive Officer Compensation- Long Term Incentive Awards- Three Year Cash Incentive Bonus Plan.” Due to their retirement, no amounts will be paid to Mr. Meldrum and Mr. Evans.
(2)	The amounts represent the threshold and target (which is the maximum) number of our shares that may be awarded with respect to the restricted stock unit awards made to our NEOs on September 17, 2014. In August 2015, the number of shares underlying these awards was reduced by 9.61 percent based on the degree of achievement of the applicable performance criteria established for these awards. These shares vest one-fourth per year from date of grant. Pursuant to his Resignation Agreement, Mr. Meldrum was issued one-half of the target number of shares earned, the balance of the shares were forfeited. Due to his retirement, Mr. Evans forfeited his entire RSU award.
(3)	The amounts reported in the All Other Stock Awards column and Grant Date Fair Value of Stock and Option Awards column for Mr. Meldrum for fiscal 2015 consists of the incremental accounting charge to the Company with respect to the accelerated vesting of 85,870 RSUs pursuant to Mr. Meldrum’s Resignation Agreement and calculated in accordance with FASB ASC Topic 718 in the amount of $1,897,009. The Grant Date reported is the effective date of Mr. Meldrum’s Resignation Agreement of January 30, 2015.

(4)	The amount reported in the All Other Option Awards column and Grant Date Fair Value of Stock and Option Awards column for Mr. Meldrum and Mr. Evans for fiscal 2015 consists of the incremental accounting charge to the Company, calculated in accordance with FASB ASC Topic 718, with respect to the accelerated vesting of 675,000 options pursuant to Mr. Meldrum’s Resignation Agreement in the amount of $10,993,098 and the accelerated vesting of 171,250 options pursuant to Mr. Evan’s Resignation Agreement in the amount of $3,067,842. The Grant Date reported for Mr. Meldrum is the effective date of Mr. Meldrum’s Resignation Agreement of January 30, 2015. The Grant Date reported for Mr. Evans is the effective date of Mr. Evan’s Resignation Agreement of October 8, 2014.
(5)	Except as discussed in notes 3 and 4 above for the amounts related to the incremental accounting charges related to the accelerated vesting of equity grants to Mr. Meldrum and Mr. Evans, the amounts represent the grant date fair value calculated in accordance with FASB ASC Topic 718 and is based on the closing stock price of our common stock on the NASDAQ Global Market on September 17, 2014 of $38.12. Additionally, Mr. Riggsbee’s grant date fair value is based on our closing stock price of $35.03 on October 17, 2014, the date of grant of the RSUs to him.
(6)	Represents the initial award of 30,000 restricted stock units made to Mr. Riggsbee upon hiring, which vest one-fourth per year.

Narrative Disclosure to Summary Compensation Table and 2015 Fiscal Year Grants of Plan-Based Awards Table

We have entered into employment agreements with no defined term with each of our NEOs. Pursuant to these agreements, either party may terminate employment without cause at any time upon 15 days written notice to the other party or immediately with cause upon written notice to the other party. Each employment agreement also provides that the employee will not disclose confidential information of ours during and after employment and will not compete with us during the term of employment. Since the dates of these agreements entered into with our NEOs, the compensation paid to each NEO has been increased and additional stock options and restricted stock units have been granted as discussed below.

Previously, we have entered into an Executive Retention Agreement with each of our NEOs under which they are entitled to certain benefits upon a change-in-control, as discussed below under “Executive Compensation – Potential Payments Upon Termination or Change-in-Control.”

Mr. Meldrum was appointed to the position of President and Chief Executive Officer in November 1991 and has entered into the Company’s standard form of employment agreement as required of all Myriad employees. As approved by our Compensation Committee, Mr. Meldrum received an annual salary of $1,030,000 for the fiscal year ended June 30, 2015. Mr. Meldrum’s annual cash incentive bonus for fiscal 2015 was $762,200 as approved by our Compensation Committee based on the level of achievement of pre-established performance goals. The Compensation Committee also paid him $97,953 based on the level of accomplishment of certain three-year performance metrics for the three-year performance period from fiscal year 2013 to fiscal year 2015 as explained above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2015 Named Executive Officer Compensation-Long Term Incentive Awards – Three Year Cash Incentive Bonus.” Additionally, in September 2014, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which Mr. Meldrum would be entitled to receive up to $309,000 as of the end of fiscal 2017 if we achieve the performance goals discussed above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2015 Named Executive Officer Compensation – Long-Term Incentive Awards – Three-Year Cash Incentive Bonus.” Due to his retirement, Mr. Meldrum will not receive any payment under this three-year cash incentive award. On September 17, 2014, Mr. Meldrum was granted a restricted stock unit award of 190,000 shares of the Company, subject to time-based and performance-based vesting requirements. Based on the level of accomplishment of the performance-based metric for fiscal 2015, the restricted stock unit award was reduced to 171,741 shares. Due to Mr. Meldrum’s retirement, one-half of the restricted stock unit award was forfeited and the remainder vested in August 2015.

Mr. Meldrum retired as our President and CEO on June 30, 2015. In connection with his retirement, we entered into a Resignation Agreement with him, which among other things, provided for certain separation and retirement benefits that included a cash payment of $1,287,500 (less applicable tax withholdings and deductions) and the vesting of all unvested stock option and restricted stock units awarded to Mr. Meldrum that would have otherwise vested on or before September 30, 2016, including 85,870 shares of the 171,741 RSUs granted in fiscal 2015. On August 13, 2015, Mr. Meldrum realized $2,912,710 with respect to the 85,870 shares (calculated based on the closing stock price of our common stock on the NASDAQ Global Market of $33.92 on August 13, 2015). Additional separation benefits in the amount of $36,638 were provided to him in connection with his retirement from the Company.

Mr. Capone was appointed to the position of Vice President of Sales for MGL in October 2002, and entered into the Company’s standard form of employment agreement at that time. In September 2005, Mr. Capone was appointed to the position of Senior Vice President of Sales for MGL. In February 2006, he was appointed to the position of Chief Operating Officer for MGL. In March 2010, he was appointed President of MGL. Effective July 1, 2015, Mr. Capone was appointed to the position of President and CEO of the Company. As determined by our Compensation Committee, he received an annual salary of $600,000 for the fiscal year ended June 30, 2015. Mr. Capone will be paid an annual base salary of $800,000 as our President and CEO for the fiscal year ending June 30, 2016. His annual cash incentive bonus for fiscal 2015 was $333,000 as approved by our Compensation Committee based on the level of achievement of pre-established performance goals. The Compensation Committee also paid Mr. Capone $57,060 based on the level of accomplishment of certain three-year performance metrics for the performance period fiscal year 2013 to fiscal year 2015 as explained above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2015 Named Executive Officer Compensation – Long-Term Incentive Awards – Three-Year Cash Incentive Bonus.” Additionally, in September 2014, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which Mr. Capone will be entitled to receive up to $180,000 as of the end of fiscal 2017 if we achieve the performance goals discussed above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2015 Named Executive Officer Compensation – Long-Term Incentive Awards – Three-Year Cash Incentive Bonus.” On September 17, 2014, Mr. Capone was granted a restricted stock unit award of 110,000 shares of the Company, subject to time-based and performance-based vesting requirements. Based on the level of accomplishment of the performance-based metric for fiscal 2015, the restricted stock unit award was reduced to 99,429 shares. On September 15, 2015, he was granted a restricted stock unit award of 82,500 shares of the Company, subject to time-based and performance-based vesting requirements.

Mr. Evans was appointed to the position of Corporate Controller in March 1995 and entered into the Company’s standard form of employment agreement at that time. In November 2007, he was appointed as our Chief Financial Officer and Treasurer. As determined by our Compensation Committee, Mr. Evans’ annual salary for the fiscal year ended June 30, 2015 was $490,000. Due to his retirement as our CFO and Treasurer on October 16, 2014, his annual salary was prorated, no annual cash incentive bonus was awarded and no amount was paid under our three-year cash incentive award for the performance period fiscal year 2013 to fiscal year 2015. In September 2014, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which Mr. Evans would be entitled to receive up to $110,250 as of the end of fiscal 2017 if we achieve the performance goals discussed above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2015 Named Executive Officer Compensation – Long-Term Incentive Awards – Three-Year Cash Incentive Bonus.” Due to his retirement, Mr. Evans will not receive any payment under this three-year cash incentive award. As reflected in the 2015 Fiscal Year Grants of Plan-Based Awards table, on September 17, 2014, he was granted a restricted stock unit award of 70,000 shares of the Company, subject to time-based and performance-based vesting requirements, all of which has been forfeited due to his retirement. In connection with his retirement, we entered into a Resignation Agreement with Mr. Evans, which among other things, provided for certain separation and retirement benefits that included a cash payment of $490,000 (less applicable tax withholdings and deductions) and the vesting of all unvested stock options awarded to him that would have otherwise vested on or before September 30, 2015.

Mr. Riggsbee was appointed to the position of Chief Financial Officer and Treasurer in October, 2014, and entered into the Company’s standard form of employment agreement at that time. His annual salary was $375,000 for the fiscal year ended June 30, 2015, which was prorated based on his October 16, 2014 start date. Mr. Riggsbee also received a sign-on bonus of $10,000 and $114,179 for relocation expenses. He will be paid an annual base salary of $400,000 as our CFO and Treasurer for the fiscal year ending June 30, 2016. Mr. Riggsbee’s annual cash incentive bonus for fiscal 2015 was $119,531 as approved by our Compensation Committee based on the level of achievement of pre-established performance goals. Since he was not employed by us in September 2014, he was not granted a three-year cash incentive award for the performance period fiscal year 2015 to fiscal year 2017. In addition to the restricted stock units awarded to Mr. Riggsbee upon commencement of his employment with us, as noted above in the 2015 Fiscal Year Grants of Plan-Based Awards table, on September 15, 2015, he was granted a restricted stock unit award of 50,000 shares of the Company, subject to time-based and performance-based vesting requirements.

Dr. Lanchbury was appointed to the position of Senior Vice President, Research in November 2002 and entered into the Company’s standard form of employment agreement at that time. In September 2005, he was promoted to Executive Vice President, Research. In February 2010, Dr. Lanchbury was appointed Chief Scientific Officer. As determined by our Compensation Committee, he received an annual salary of $470,000 for the fiscal year ended June 30, 2015. Dr. Lanchbury will be paid an annual base salary of $479,400 for the fiscal year ending June 30, 2016. His annual cash incentive bonus for fiscal 2015 was $173,900 as determined by our Compensation Committee. The Compensation Committee also paid to Dr. Lanchbury $33,523 based on the level of accomplishment of certain three-year performance metrics for the performance period fiscal year 2013 to fiscal year 2015 as explained above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2015 Named Executive Officer Compensation – Long-Term Incentive Awards – Three-Year Cash Incentive Bonus.” Additionally, in September 2014, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which Dr. Lanchbury will be entitled to receive up to $105,750 as of the end of fiscal 2017 if we achieve the performance goals discussed above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2015 Named Executive Officer Compensation – Long-Term Incentive Awards – Three-Year Cash Incentive Bonus.” On September 17, 2014, he was granted a restricted stock unit award of 65,000 shares of the Company, subject to time-based and performance-based vesting requirements. Based on the level of accomplishment of the performance-based metric for fiscal 2015, the restricted stock unit award was reduced to 58,754 shares. On September 15, 2015, Dr. Lanchbury was granted a restricted stock unit award of 48,750 shares of the Company, subject to time-based and performance-based vesting requirements.

Mr. Marsh was appointed to the position of Vice President, General Counsel and Secretary in November 2002 and entered into the Company’s standard form of employment agreement at that time. In September 2005, he was promoted to Executive Vice President, General Counsel and Secretary. As determined by our Compensation Committee, Mr. Marsh received an annual salary of $470,000 for the fiscal year ended June 30, 2015, and will be paid an annual base salary of $479,400 for the fiscal year ending June 30, 2016. His annual cash incentive bonus for fiscal 2015 was $173,900 as determined by our Compensation Committee. The Compensation Committee also paid him $33,523 based on the level of accomplishment of certain three-year performance metrics for the performance period fiscal year 2013 to fiscal year 2015 as explained above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2015 Named Executive Officer Compensation – Long-Term Incentive Awards-Three-Year Cash Incentive Bonus.” Additionally, in September 2014, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which Mr. Marsh will be entitled to receive up to $105,750 as of the end of fiscal 2017 if we achieve the performance goals discussed above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2015 Named Executive Officer Compensation – Long-Term Incentive Awards – Three-Year Cash Incentive Bonus.” On September 17, 2014, he was granted a restricted stock unit award of 63,000 shares of the Company, subject to time-based and performance-based vesting requirements. Based on the level of accomplishment of the performance-based metric for fiscal 2015, the restricted stock unit award was reduced to 56,946 shares. On September 15, 2015, Mr. Marsh was granted a restricted stock unit award of 47,250 shares of the Company, subject to time-based and performance-based vesting requirements.

All restricted stock unit awards granted to our NEOs, other than the initial award to Mr. Riggsbee, are subject to a predetermined, formula-based financial performance metric that must be met in order for these awards to vest annually over a four year period. Beginning in fiscal year 2016, all restricted stock unit awards to our NEOs, including our CFO, are subject to a predetermined, formula-based financial performance metric that must be met in order for these awards to vest annually over a four-plus year period. In addition to the annual cash incentive bonus paid to each of our NEOs, all employees, including the named executive officers, received a holiday bonus of $614 in fiscal 2015.

In September 2015, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which our executive officers and other key management members may be entitled to receive compensation at the end of fiscal 2018 if certain predetermined performance goals are achieved. Following are the amounts that may be earned for our NEOs for the awards under our three-year cash incentive awards:

Name	Award Period	Estimated Future Payouts Under Non-
		Equity Incentive Plan Awards ($)
		Threshold	Target	Maximum
Mark C. Capone	FY16-18	120,000	160,000	240,000
R. Bryan Riggsbee	FY16-18	45,000	60,000	90,000
Jerry S. Lanchbury, Ph.D.	FY16-18	53,932.50	71,910	107,865
Richard M. Marsh, Esq.	FY16-18	53,932.50	71,910	107,865

Outstanding Equity Awards at 2015 Fiscal Year End

The following table shows the grants of stock options and restricted stock units outstanding on the last day of the fiscal year ended June 30, 2015, to each of our NEOs. We have not granted any stock options that are subject to performance conditions. The restricted stock units granted to our NEOs are subject to performance conditions, except for the initial RSU grant made to Mr. Riggsbee upon hiring.

	Option Awards (1)					Stock Awards
Name *	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Shares or Units of Stock that Have not Vested (2)(3)	Equity Incentive Plan Awards: Number of Unearned Shares or Other Rights that Have not Vested (2)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have not Vested (5)
Peter D. Meldrum	9/6/2006	48,000	0	$9.04	9/6/2016
	2/21/2007	74,192	0	$12.17	2/21/2017
	9/26/2007	130,000	0	$18.06	9/26/2017
	2/28/2008	194,676	0	$13.28	2/28/2018
	9/10/2008	200,000	0	$22.93	9/10/2008
	2/18/2009	55,000	0	$30.12	2/18/2019
	9/15/2009	180,000	0	$30.34	9/15/2019
	3/3/2010	195,672	0	$23.11	3/3/2020
	9/15/2010	219,999	0	$16.53	9/15/2020
	2/23/2011	234,445	0	$18.00	2/23/2021
	9/13/2011	416,000	0	$19.47	9/13/2021
	3/7/2012	104,000	0	$23.98	3/7/2022
	9/12/2012	520,000	0	$27.07	9/12/2022
	9/17/2013	427,500	142,500	$26.49	9/17/2023
	09/17/2014						190,000	6,458,100

Mark C. Capone	9/10/2008	90,000	0	$22.93	9/10/2018
	2/18/2009	80,000	0	$30.12	2/18/2019
	9/15/2009	62,000	0	$30.34	9/15/2019
	3/3/2010	75,000	0	$23.11	3/3/2020
	9/15/2010	25,001	0	$16.53	9/15/2020
	2/23/2011	31,250	0	$18.00	2/23/2021
	9/13/2011	92,000	52,000	$19.47	9/13/2021
	3/7/2012	39,000	13,000	$23.98	3/7/2022
	9/12/2012	150,000	150,000	$27.07	9/12/2022
	9/17/2013	82,500	247,500	$26.49	9/17/2023
	09/17/2014						110,000	3,738,900

James S. Evans	9/26/2007	40,000	0	$18.06	9/26/2017
	2/28/2008	54,676	0	$13.28	2/28/2018
	9/10/2008	70,000	0	$22.93	9/10/2018
	3/3/2010	75,672	0	$23.11	3/3/2020
	9/15/2010	84,999	0	$16.53	9/15/2020
	2/23/2011	89,445	0	$18.00	2/23/2021
	9/13/2011	152,000	0	$19.47	9/13/2021
	3/7/2012	28,500	0	$23.98	3/7/2022
	9/12/2012	141,000	0	$27.07	9/12/2022
	9/17/2013	105,000	0	$26.49	9/17/2023

	Option Awards (1)					Stock Awards
Name *	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Shares or Units of Stock that Have not Vested (2)(3)	Equity Incentive Plan Awards: Number of Unearned Shares or Other Rights that Have not Vested (2)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have not Vested (5)
Jerry S. Lanchbur	9/26/2007	10,000	0	$18.06	9/26/2017
	9/10/2008	56,000	0	$22.93	9/10/2018
	2/18/2009	60,000	0	$30.12	2/18/2019
	9/15/2009	50,000	0	$30.34	9/15/2019
	3/3/2010	50,672	0	$23.11	3/3/2020
	9/15/2010	69,999	0	$16.53	9/15/2020
	2/23/2011	80,000	0	$18.00	2/23/2021
	9/13/2011	96,000	32,000	$19.47	9/13/2021
	3/7/2012	24,000	8,000	$23.98	3/7/2022
	9/12/2012	80,000	80,000	$27.07	9/12/8022
	9/17/2013	45,000	135,000	$26.49	9/17/2023
	09/17/2014						65,000	2,209,350

Richard M. Marsh	9/10/2008	70,000	0	$22.93	9/10/2018
	2/18/2009	80,000	0	$30.12	2/18/2019
	9/15/2009	70,000	0	$30.34	9/15/2019
	3/3/2010	70,672	0	$23.11	3/3/2020
	9/15/2010	80,000	0	$16.53	9/15/2020
	2/23/2011	84,445	0	$18.00	2/23/2021
	9/13/2011	108,000	36,000	$19.47	9/13/2021
	3/7/2012	27,000	9,000	$23.98	3/7/2022
	9/12/2012	90,000	90,000	$27.07	9/12/2022
	9/17/2013	47,500	142,500	$26.49	9/17/2023
	09/17/2014						63,000	2,141,370

R. Bryan Riggsbee	10/17/2014					30,000		1,019,700

*	Peter D. Meldrum retired as our President and CEO on June 30, 2015, and was replaced by Mark C. Capone. James S. Evans retired as our CFO and Treasurer on October 16, 2014, and was replaced by R. Bryan Riggsbee.

(1)	Stock Option Vesting Schedules:

•	Options granted on and between September 14, 2005 through and including September 15, 2010 were granted pursuant to our 2003 Employee, Director and Consultant Stock Option Plan, as amended (the “2003 Plan”) and vest 25 percent of the shares per year on each anniversary of the date of grant.

•	Options granted beginning on and after February 23, 2011 were granted pursuant to our 2010 Plan and vest 25 percent of the shares per year on each anniversary date of the grant.

(2)	The vesting of unvested options and restricted stock unit awards held by our NEOs will accelerate upon a change of control of Myriad in accordance with the Executive Retention Agreements described below under “Potential Payments Upon Termination or Change-in-Control.”
(3)	Represents RSUs granted to Mr. Riggsbee in connection with his employment as our CFO and Treasurer and vest 1/4 per year from date of grant of October 17, 2014.
(4)	On August 13, 2015, based on the degree of accomplishment of the applicable performance criteria for our fiscal 2015 year, the number of shares actually awarded was reduced by 9.61 percent. The adjusted number of restricted stock units will vest 1/4 per year on the anniversary date of the grant. In the case of Mr. Meldrum, one-half of the adjusted number of restricted stock units vested and one-half were forfeited pursuant to Mr. Meldrum Resignation Agreement.
(5)	The market value of stock awards is determined by multiplying the number of shares by $33.99, the closing price of our common stock on the NASDAQ Global Market on June 30, 2015, the last day of our fiscal year.

2015 Fiscal-Year Option Exercises and Stock Vested

The following table shows information regarding exercises of options to purchase our common stock and vesting of restricted stock unit awards by our NEOs during the fiscal year ended June 30, 2015.

	Option Awards		Restricted Stock Awards
Name*	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Peter D. Meldrum	33,884	867,877	None
Mark C. Capone	None		None
James S. Evans	200,708	3,702,689	None
Jerry S. Lanchbury, Ph.D.	24,329	485,672	None
Richard M. Marsh	5,555	86,047	None
R. Bryan Riggsbee	None		None

*	Peter D. Meldrum retired as our President and CEO on June 30, 2015, and was replaced by Mark C. Capone. James S. Evans retired as our CFO and Treasurer on October 16, 2014, and was replaced by R. Bryan Riggsbee.
(1)	Amounts shown in this column do not necessarily represent the actual value realized from the sale of the shares acquired upon exercise of the options because the shares may not be sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

Pension Benefits

We do not have any qualified or non-qualified defined pension benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plans.

Potential Payments Upon Termination or Change-in-Control

On February 17, 2005 (and thereafter for subsequently appointed executive officers), we entered into Executive Retention Agreements, or the Retention Agreements, with our executive officers.

Under the terms of the Retention Agreements, if the employment of an executive officer is terminated without “Cause” or if the executive officer separates from Myriad for “Good Reason” within 24 months of a “Change in Control” (each is defined in the agreement and set forth below), the executive officer will receive: (i) all salary earned through the date of termination, as well as a prorated bonus and any compensation previously deferred; (ii) an amount equal to three times the executive’s highest annual base salary and three times the executive’s highest annual bonus at Myriad during the three-year period prior to the Change in Control; (iii) continued benefits for 36 months after the date of termination; (iv) outplacement services in an aggregate amount of up to $25,000; and (v) a gross-up payment with respect to any excise taxes or penalties due as a result of any payments made to the executive under the Retention Agreement. If the employment of an executive officer is terminated by the executive officer for no reason, during the 90-day period beginning on the first anniversary of the “Change in Control Date” (as defined in the agreement and set forth below), then the termination shall be deemed to be termination for Good Reason for all purposes of the Retention Agreement except that the payment of an amount equal to three times the executive’s highest annual base salary and bonus shall be reduced by one-half. In addition, upon the occurrence of a Change in Control, all of the executive’s unvested equity incentive compensation shall become fully vested, whether or not the executive is terminated. On October 12, 2007, the Retention Agreements were amended to provide that all payments under the agreement are to be made in a lump sum, in cash, six months following the date of termination of employment, unless an earlier payment, in whole or in part, following the date of termination of employment is permitted under Section 409A of the Internal Revenue Code of 1986, as amended.

On September 29, 2015, the Retention Agreements were amended to delete the tax gross-up provision that previously allowed for a payment to be made by the Company to an executive officer in connection with a change in control of the Company to offset any excise taxes or penalties incurred by the executive officer under Section 4999 of the Code in connection with a “parachute payment” within the meaning of Section 280G of the Code. No such payment is now permitted under the Retention Agreements and any excise taxes due shall be borne solely by the executive officer.

Unless the terms of the Retention Agreement are either satisfied or expire on a date that is 24 months after a Change in Control, the Retention Agreement will continue to be in effect through December 31, 2015 and thereafter for one-year terms unless we provide notice of non-renewal at least 90 days prior to the end of each term.

As defined in the Retention Agreements:

•	“Cause” means (a) the Executive’s willful and continued failure to substantially perform his or her reasonable assigned duties (other than any such failure resulting from incapacity due to physical or mental illness or any failure after the Executive gives notice of termination for Good Reason) that is not cured within 30 days after a written demand for substantial performance is received by the Executive from the board of directors, which specifically identifies the manner in which the board believes the Executive has not substantially performed the Executive’s duties; or (b) the Executive’s willful engagement in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company. No act or failure to act by the Executive shall be considered “willful” unless it is done, or omitted, in bad faith and without reasonable belief that the Executive’s action or omission was in the best interests of the Company.

•

“Good Reason” means the occurrence, without the Executive’s written consent, of any of the following events or circumstances: (a) The assignment to the Executive of duties inconsistent in any material respect with the Executive’s position (including status, offices, titles and reporting requirements), authority or responsibilities in effect immediately prior to the earliest to occur of (i) the Change in Control Date; (ii) the date of the execution by the Company of the initial written agreement or instrument providing for the Change in Control; or (iii) the date of the adoption by the board of directors of a resolution providing for the Change in Control (with the earliest of such dates referred to herein as the “Measurement Date”), or any other action or omission by the Company that results in a material diminution in the Executive’s position, authority or responsibilities. (b) A reduction in the Executive’s annual base salary that was in effect on the Measurement Date. (c) The failure by the Company to (i) continue in effect any material compensation, pension, retirement or benefit plan or program (including without limitation any 401(k), life insurance, medical, health and accident or disability plan and any vacation program or policy) (a “Benefit Plan”) in which the Executive participates or that is applicable to the Executive immediately prior to the Measurement Date, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan or program; (ii) continue the Executive’s participation therein (or in a substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Executive’s participation relative to other participants, than the basis that existed immediately prior to the Measurement Date; or (iii) award cash bonuses to the Executive in amounts and in a manner substantially consistent with past practice. (d) A change by the Company in the location at which the Executive performs his or her principal duties for the Company to a new location that is both (i) outside a radius of 50 miles from the Executive’s principal residence immediately prior to the Measurement Date and (ii) more than 50 miles from the location at which the Executive performed his or her principal duties for the Company immediately prior to the Measurement Date; or (iii) a requirement by the Company that the Executive travel on Company business to a substantially greater extent than required immediately prior to the Measurement Date. (e) The failure by the Company to obtain the agreement from any successor to the Company to assume and agree to perform the Retention Agreement.; Or (f) any failure of the Company to pay or provide to the Executive any portion of the Executive’s compensation or benefits due under any Benefit Plan within seven days of the date such compensation or benefits are due, any material breach by the Company of the Retention Agreement, or any employment agreement with the Executive.

•	“Change in Control” means an event or occurrence set forth in any one or more of the following events (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another subsection): (a) The acquisition by an individual, entity or group [within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)] (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, that Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20 percent or more of either (i) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company); (ii) any acquisition by the Company; or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company. Or (b) such time as the Continuing Directors (as defined below) do not constitute a majority of the board (or, if applicable, the board of directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the board (i) who was a member of the board on the date of the execution of the Retention Agreement or (ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that excluded from this clause (ii) is any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the board. (c) The consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a “Business Combination”), unless, immediately following such Business Combination, the following condition is satisfied: all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50 percent of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation that, as a result of the transaction, owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to the Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, or (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

•	“Change in Control Date” means the first date during the Term (as defined in the Retention Agreement) on which a Change in Control occurs. Anything in the Retention Agreement to the contrary notwithstanding, if (a) a Change in Control occurs, (b) the Executive’s employment with the Company is terminated prior to the date on which the Change in Control occurs, and (c) it is reasonably demonstrated by the Executive that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or in anticipation of a Change in Control, then for all purposes of the Retention Agreement the “Change in Control Date” shall mean the date immediately prior to the date of the termination of employment.

The foregoing summary of the Retention Agreements is qualified in its entirety by the full text of the agreements, which has been filed as an exhibit to our Annual Report on Form 10-K, as amended.

In addition, under the terms of the award agreements for options and restricted stock units granted to our NEOs, all of the NEO’s restricted stock units shall become fully vested upon the occurrence of a Change in Control, as defined in the Retention Agreements, whether or not the executive is terminated.

The following table summarizes the potential payments to each of our NEOs upon either a change in control or termination following a change in control, assuming the occurrence of the different triggers of the Retention Agreement, as of the close of business on June 30, 2015, the last business day of our most recent fiscal year.

	Executive Benefits and Payments Upon Termination	Change in Control ($)	Change in Control and Involuntary Termination Without Cause or for Good Reason ($)	Change in Control and Voluntary Termination ($)
Mark C. Capone	Base salary	—	1,800,000	900,000
	Bonus	—	1,656,000	828,000
	Stock option acceleration	7,518,320	7,518,320	7,518,320
	Cobra benefits	—	51,469	51,469
	Outplacement	—	25,000	25,000

	Total	7,518,320	11,050,789	9,322,789

R. Bryan Riggsbee	Base salary	—	1,125,000	562,500
	Bonus	—	358,593	179,297
	Stock option acceleration	1,019,700	1,019,700	1,019,700
	Cobra benefits	—	51,469	51,469
	Outplacement	—	25,000	25,000

	Total	1,019,700	2,579,762	1,837,966

Jerry S. Lanchbury, Ph.D.	Base salary	—	1,410,000	705,000
	Bonus	—	846,000	423,000
	Stock option acceleration	4,250,116	4,250,116	4,250,116
	Cobra benefits	—	51,469	51,469
	Outplacement	—	25,000	25,000

	Total	4,250,116	6,582,585	5,454,585

Richard M. Marsh, Esq.	Base salary	—	1,410,000	705,000
	Bonus	—	828,000	414,000
	Stock option acceleration	4,445,730	4,445,730	4,445,730
	Cobra benefits	—	51,469	51,469
	Outplacement	—	25,000	25,000

	Total	4,445,730	6,760,199	5,641,199

The following is a description of the assumptions that were used in creating the above table.

•	Vesting Acceleration Calculation – The value of the vesting acceleration was calculated by multiplying the number of unvested in-the-money stock options as of June 30, 2015 by the spread between the closing price of our stock as of June 30, 2015, which was $33.99 per share, and the exercise price of such unvested option. Additionally, the total includes the number of unvested restricted stock units multiplied by the closing price of our stock as of June 30, 2015 which was $33.99.

The following table summarizes the compensation benefits made to Mr. Meldrum and Mr. Evans pursuant to their respective Resignation Agreements and retirement from the Company during fiscal 2015.

	Executive Benefits and Payments	Upon Resignation and Retirement ($)
Peter D. Meldrum	Cash	1,287,500
Former President and Chief Executive Officer	Accelerated Vesting	8,625,761	(1)
	Other Separation Benefits	36,638

	Total	9,949,899
James S. Evans	Cash	490,000
Former Chief Financial Officer and Treasurer	Accelerated Vesting	2,690,943	(2)

	Total	3,180,943

(1)	Amount is based on (i) the closing stock price of our common stock on the NASDAQ Global Market of $33.92 on August 13, 2015 based on the accelerated vesting of 85,870 RSUs on that date, and (ii) the accelerated vesting of 675,000 options on June 30, 2015 pursuant to Mr. Meldrum’s Resignation Agreement, multiplied by the spread between the closing price of our common stock of $33.99 per share on such date and the exercise price of such unvested options, for equity awards that would have vested by September 30, 2016.
(2)	Amount is based on the accelerated vesting of 171,250 options on October 31, 2014 as set forth in Mr. Evan’s Resignation Agreement, multiplied by the spread between the closing price of our common stock of $39.49 per share on such date, and the exercise price of such unvested options, for options that would have vested by September 30, 2015.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended June 30, 2015 to each of our nonemployee directors who served during fiscal 2015. Directors who are employed by Myriad are not compensated for their service on our board of directors.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Unit Awards ($) (1)	Total ($)
Lawrence C. Best	78,500	346,800	425,300
Heiner Dreismann, Ph.D.	85,000	346,800	431,800
Walter Gilbert, Ph.D.	70,000	346,800	416,800
John T. Henderson, M.D.	182,500	346,800	529,300
Dennis H. Langer, M.D., J.D.	88,500	346,800	435,300
S. Louise Phanstiel	95,500	346,800	442,300

(1)	Amounts shown reflect the aggregate grant date fair value of 10,000 restricted stock units awarded to each nonemployee director who served during fiscal 2015 calculated in accordance with FASB ASC Topic 718 and is determined by multiplying the number of shares by $34.68, the closing price of our common stock on the NASDAQ Global Market on December 4, 2014, the date of the grant. RSUs awarded to our nonemployee directors vest in full upon one year from date of grant.

The following table shows outstanding and vested options for each nonemployee director as of June 30, 2015.

Name	Options Outstanding	Vested Options
Lawrence C. Best	150,000	150,000
Heiner Dreismann, Ph.D.	60,000	60,000
Walter Gilbert, Ph.D.	90,000	90,000
John T. Henderson, M.D.	240,000	240,000
Dennis H. Langer, M.D., J.D.	150,000	150,000
S. Louise Phanstiel	150,000	150,000

The following table shows the grant date fair value for restricted stock unit awards granted to each nonemployee director in our fiscal year ended June 30, 2015.

Name	Granted (#)	Grant Date	Grant Date Fair Value ($)
Lawrence C. Best	10,000	12/4/2014	346,800
Heiner Dreismann, Ph.D.	10,000	12/4/2014	346,800
Walter Gilbert, Ph.D.	10,000	12/4/2014	346,800
John T. Henderson, M.D.	10,000	12/4/2014	346,800
Dennis H. Langer, M.D., J.D.	10,000	12/4/2014	346,800
S. Louise Phanstiel	10,000	12/4/2014	346,800

Director Compensation Policy

Our nonemployee directors are compensated on a role-based model and are paid cash fees based on the annual retainers (25 percent paid following each quarter of service). The following is a description of the standard compensation arrangements under which our nonemployee directors are compensated for their service as directors, including as members of the various board committees:

Annual retainer
All members	$60,000
Chairman of the Board	$100,000 additional
Chair of the Audit Committee	$28,000 additional
Chairman of the Compensation Committee	$20,000 additional
Chairman of the Nominating and	$15,000 additional
Governance Committee
Members of the Audit Committee	$13,500 additional
Members of the Compensation Committee	$10,000 additional
Members of the Nominating and	$7,500 additional
Governance Committee
Members of the Strategic Committee	$5,000 additional

Attendance

•	Board Meetings: In addition to the annual retainer amounts, we pay each nonemployee director a per- meeting cash fee of $2,000 for attendance at board meetings in excess of five in-person meetings and four telephonic meetings per fiscal year.

•	Committee Meetings other than Strategic Committee: We also pay each nonemployee director a per- meeting cash fee of $2,000 for attendance at committee meetings in excess of four meetings (per each committee), whether in person or telephonic, per fiscal year.

•	Strategic Committee: No per meeting fee will be paid for meetings of the Strategic Committee.

All directors are also reimbursed for their out-of pocket expenses incurred in attending meetings.

Stock Option, Restricted and Unrestricted Stock Grants and Other Stock-Based Awards

Under our 2010 Plan, our nonemployee directors may be awarded stock options, restricted and unrestricted stock grants and/or other stock-based awards. As recommended and determined by our Compensation Committee, and approved by our Board of Directors, on each date of our annual meeting of stockholders, the Company shall grant to each nonemployee director, other than new nonemployee directors appointed within six months of the annual meeting, a restricted stock unit award for 10,000 shares of common stock. In addition, it is our policy to grant a restricted stock unit award for 10,000 shares of common stock to each new nonemployee director upon initial appointment to the Board.

Options and restricted stock units granted to our nonemployee directors vest in full upon completion of one full year of service on the Board (generally on the earlier of the first anniversary of the date of grant or the date of the next annual meeting of stockholders). Options granted to our nonemployee directors are exercisable after the termination of the director’s service on the Board to the extent exercisable on the date of such termination for the remainder of the life of the option. All options or restricted stock units granted to our nonemployee directors will become fully exercisable upon a change of control of Myriad or upon their death as provided for under the forms of award agreement for directors under our 2010 Plan.

Risks Related to Compensation Policies and Practices

During the fiscal year ended June 30, 2015, the Compensation Committee conducted a risk assessment of our compensation policies and practices for our employees and concluded that our policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. For this purpose, we considered the compensation structure of the Company for its employees including executive officers, which is based on an annual salary, annual bonus (for bonus-eligible employees), three-year cash incentive bonuses for executive officers, sales commissions and bonuses (for sales staff and managers), and equity incentive compensation in the form of stock option or restricted stock unit grants. We do not believe we offer any short-term incentives that might result in high-risk actions or conduct by our employees. For example, incentive compensation for executive officers in the form of an annual cash bonus or long-term three-year cash incentive bonus is based on a predetermined formula and management objectives approved by the Compensation Committee and is subject to a cap. There is no unique operational division or group of employees who are specially compensated, or who, as a group, are responsible for a material portion of our revenues or profits. We do not believe that the awarding of long-term incentive compensation under our three-year cash incentive bonus or equity incentive compensation in the form of stock options or restricted stock units creates any undue compensation risks to the Company. Additionally, we believe that we have appropriate internal controls that support the accurate and timely recognition of Company revenues. Accordingly, we believe that we have a balanced pay and performance program that does not promote undue or excessive risk taking.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits the deduction a public company is permitted for compensation paid to the chief executive officer and to the three most highly compensated executive officers other than the chief financial officer. Generally, amounts paid in excess of $1,000,000 to a covered executive cannot be deducted, unless the compensation is paid pursuant to a plan that is performance related, nondiscretionary and has been approved by stockholders. In fiscal 2013, we adopted our 2013 Executive Incentive Plan under which incentive compensation paid to designated executive officers may be deductible for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

In its deliberations, the Compensation Committee considers ways to maximize the deductibility of executive compensation, but nonetheless retains the discretion to compensate executive officers at levels the Compensation

Committee considers commensurate with their responsibilities and achievements in which the compensation may not be deductible under Section 162(m). For fiscal 2015, we had not adopted a policy that all executive compensation be fully deductible; however, we believe that all of our restricted stock unit awards are deductible under Section 162(m). In order to retain flexibility to incentivize and reward our executives, we may award compensation that is not deductible for purposes of Section 162(m).

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of June 30, 2015.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	12,496,895	$23.49	3,778,907	(2)(3)
Equity compensation plans not approved by security holders	—	—	—
Total	12,496,895	$23.49	3,778,907	(2)(3)

(1)	These plans consist of our 2003 Employee, Director and Consultant Stock Option Plan, as amended (the “2003 Plan”), our 2010 Employee, Director and Consultant Equity Plan, as amended (the “2010 Plan”), and our Employee Stock Purchase Plan, as amended.
(2)	Column (c) includes 1,558,024 shares available for future issuance under our Employee Stock Purchase Plan and 2,220,883 shares available for future issuance under the 2010 Plan as of June 30, 2015. No shares are available for issuance under the 2003 Plan. On September 15, 2015 we awarded 700,125 restricted stock units to our employees and executive officers under the 2010 Plan. Because we reduce the shares available for grant by two shares for each restricted stock unit awarded, we further reduced the number of shares available for future issuance under our 2010 Plan by 1,400,250. Accordingly, the balance of shares available for future issuance under our 2010 Plan, as of September 18, 2015, was 831,952 shares.
(3)	This amount does not include the additional 1.6 million shares under the 2010 Plan that would be available for issuance if Proposal 2 is approved at the Annual Meeting.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

MEMBERS OF THE COMPENSATION COMMITTEE:

Heiner Dreismann, Ph.D., Chair

Walter Gilbert, Ph.D.

John T. Henderson, M.D.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the NASDAQ Stock Market LLC, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in the Audit Committee Charter adopted by the Board, which is available in the Investors – Understanding Myriad/Corporate Governance section of our website at www.myriad.com. This committee reviews and reassesses the Audit Committee Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm.

In fulfilling its responsibilities for the financial statements for the fiscal year ended June 30, 2015, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2015 with management;

•	Discussed with Ernst & Young LLP the matters required to be discussed in accordance with Statement on Auditing Standards No. 16, Communications with Audit Committees; and

•	Received written disclosures from Ernst & Young LLP regarding its independence as required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent auditors, the independent auditors’ independence.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015 for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE

S. Louise Phanstiel, Chair

Lawrence C. Best

Dennis H. Langer, M.D., J.D.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our records reflect that all reports that were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis.

An Annual Statement of Beneficial Ownership on Form 5 is not required to be filed if there are no previously unreported transactions or holdings to report. Nevertheless, we are required to disclose the names of directors, officers and 10 percent stockholders who did not file a Form 5 unless we have obtained a written statement that no filing is required or if we otherwise know that no Form 5 is required. We received either a written statement from our directors, officers and 10 percent stockholders or know from other means that no Forms 5 filings were required.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

We were not a party to any transactions with related persons since July 1, 2015 that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Policy on Approval of Related Person Transactions

We have adopted a Policy on Related Person Transactions (the “Policy”) under which the Audit Committee reviews, approves or ratifies all related person transactions. Under our Policy, a related person transaction is one in which Myriad is a participant, and the amount involved exceeds $120,000, and in which any of the following persons have or will have a direct or indirect material interest:

•	Executive officers of the Company;

•	Members of the Board;

•	Beneficial holders of more than 5 percent of Myriad’s securities;

•	Immediate family members, as defined by Item 404 of Regulation S-K under the Securities Act, of any of the foregoing persons;

•	Any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal. is in a similar position or in which the person has a 5 percent or greater beneficial ownership interest; and

•	Any other persons whom the Board determines may be considered to be related persons as defined by Item 404 of Regulation S-K under the Securities Act.

Under the Policy, the Audit Committee will approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of Myriad and its stockholders, taking into account all available facts and circumstances as the Audit Committee, determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to Myriad; the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the Audit Committee shall participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

In reviewing and approving these transactions, the Audit Committee will obtain, or will direct management to obtain on its behalf, all information that the Audit Committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion of the relevant factors will be held if it is deemed to be necessary by the Audit Committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the Audit Committee. This approval authority may also be delegated to the Chairperson of the Audit Committee in some circumstances. It is contemplated that no related person transaction will be entered into prior to the completion of these procedures; however, where permitted, a related person transaction may be ratified upon completion of these procedures.

The Audit Committee may adopt any further policies and procedures relating to the approval of related person transactions that it deems necessary or advisable from time to time. A copy of our Policy on Related Person Transactions is publicly available in the Investors – Understanding Myriad/Corporate Governance section of our website at www.myriad.com.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board of Directors currently consists of seven members, classified as follows: John T. Henderson, M.D. and S. Louise Phanstiel constitute a class with a term ending at the 2015 Annual Meeting (the “Class I Directors”); Mark C. Capone and Heiner Dreismann, Ph.D. constitute a class with a term ending at the 2016 Annual Meeting (the “Class II Directors”); and Walter Gilbert, Ph.D., Dennis H. Langer, M.D., J.D. and Lawrence C. Best constitute a class with a term ending at the 2017 Annual Meeting (the “Class III Directors”). At each Annual Meeting, directors are elected for a term of three years to succeed those directors whose terms are expiring.

On September 16, 2015, the Board of Directors accepted the recommendation of the Nominating and Governance Committee and voted to nominate John T. Henderson, M.D. and S. Louise Phanstiel for election at the Annual Meeting for a term of three years to serve until the 2018 Annual Meeting, and until their successors have been elected and qualified, or until their earlier death, resignation, retirement or removal. Unless the authority to vote for any of these nominees is withheld, the shares represented by a valid proxy will be voted FOR the election of John T. Henderson, M.D. and S. Louise Phanstiel as directors. In the event that any nominee should become unable or unwilling to serve, the shares represented by a valid proxy will be voted for the election of another person who the Board of Directors recommends, unless the Board chooses to reduce the number of directors serving on the Board. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

An affirmative vote of the plurality of the shares voted affirmatively or negatively at the Annual Meeting is required to elect each nominee as a director.

We have adopted a policy on plurality votes for the election of directors. Under this policy, in non-contested elections, if a director receives a greater number of WITHHOLD votes than FOR votes, the Board will decide, through a process managed by the Nominating and Governance Committee and excluding the nominee in question, whether it should request that the director submit his or her resignation, maintain the director but address what the Nominating and Governance Committee believes is the underlying cause of the WITHHOLD votes, or resolve not to re-nominate the director in the future for election. A copy of this policy is publicly available in the Investors – Understanding Myriad/Corporate Governance section of our website at www.myriad.com.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF JOHN T. HENDERSON, M.D. AND S. LOUISE PHANSTIEL AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2:

APROVAL OF AN AMENDMENT TO OUR 2010 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

General

As of September 18, 2015, we had 831,952 remaining shares of common stock available for issuance under our 2010 Employee, Director and Consultant Equity Incentive Plan (the “2010 Plan”). Because we intend to continue to issue restricted stock units instead of stock options as our long-term equity incentive compensation, and our available shares are reduced by 2 shares for each restricted stock unit awarded, we may only grant up to 415,976 restricted stock units based on the remaining available shares under the 2010 Plan. While the number of shares available for issuance may increase if previously issued stock options and RSUs subsequently expire or are cancelled, because all our outstanding options are in-the-money, we do not anticipate any significant increase in shares being returned to the 2010 Plan. Accordingly, we are seeking an approval to increase the aggregate number of shares of common stock available for the grant of awards under the 2010 Plan by an additional 1,600,000 shares in order to be able to fund next year’s anticipated restricted stock unit awards.

Our 2010 Plan was approved by our Board of Directors and stockholders in 2010. At our 2013 Annual Meeting our stockholders authorized the issuance of up to 3,500,000 shares of common stock for future issuance under the 2010 Plan commencing on December 5, 2013, plus shares which may be transferred back into the 2010 Plan from previously issued options and RSUs which are cancelled or expire under our existing plans. As of September 18, 2015, options to purchase 7,708,344 shares of common stock and restricted stock units representing 1,433,192 shares of common stock are outstanding under the 2010 Plan. As of September 18, 2015, options to purchase 3,403,053 shares of common stock are outstanding under the 2003 Plan. No further shares are available for issuance under the 2003 Plan. However, we do not anticipate that any significant number of outstanding options or RSUs will be returned to the 2010 Plan. By its terms, the 2010 Plan may be amended by the Board of Directors, provided that any amendment that the Board determines requires stockholder approval is subject to receiving such approval.

On September 16, 2015, the Board of Directors voted to approve an amendment to the 2010 Plan to increase the aggregate number of shares of common stock available for the grant of awards under the 2010 Plan by an additional 1,600,000 shares. This amendment to increase the number of shares available for grant under the 2010 Plan is being submitted for approval at the Annual Meeting in order to ensure (i) that we have an adequate number of shares available for issuance in order to grant equity incentive compensation awards to our employees, executive officers and directors pursuant to our compensation programs; (ii) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (iii) continued eligibility to receive a federal income tax deduction for certain compensation paid under the 2010 Plan by complying with Section 162(m) of the Code. Approval by our stockholders of this amendment to the 2010 Plan is also required by the listing rules of The NASDAQ Stock Market LLC.

Our Board, the Compensation Committee and management believe that the effective use of stock-based, long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2010 Plan maintains and enhances the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the addition of 1,600,000 shares for issuance under our 2010 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Additionally, in continued response to recommendations from our stockholders, we intend to continue to issue restricted stock unit awards to reduce the dilutive effect on stockholders from our equity incentive compensation program. Accordingly, our Board of Directors believes approval of the amendment to our 2010 Plan is in our best interests and those of its stockholders and recommends a vote “FOR” the approval of the amendment to the 2010 Plan.

A complete copy of the 2010 Plan, as it is proposed to be amended, is attached as Appendix B. The following summary description of the 2010 Plan is qualified in its entirety by reference to Appendix B.

Additional Equity Plan Information for Stock Options

As of September 18, 2015, there were 11,111,397 stock options outstanding with a weighted average exercise price of $24.08 and a weighted average remaining life of 5.5 years. All options granted vest 25 percent per year on the anniversary of the grant date. The following table provides additional information regarding vested stock options outstanding as of that date:

	Vested Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Years of Contractual Life
Substantially in-the-money options outstanding in excess of four years	5,610,684	$21.78	4.64
Other options outstanding in excess of four years	—	—	—
All options outstanding less than four years	3,885,886	$26.38	6.53

Total vested options outstanding	9,496,570	$23.66	5.41

Substantially in-the-money options outstanding in excess of four years is defined as options with an exercise price of less than $30.53. On September 18, 2015, the closing price of our common stock was $39.76. Additional information regarding these options is a follows:

Grant Date	Remaining Contractual Life (years)	Exercise Price	Vested Options
02/03/06	0.38	$7.51	1,250
02/16/06	0.39	$8.63	5,247
09/06/06	0.94	$9.04	13,351
11/16/06	1.16	$10.60	30,000
12/15/06	1.24	$10.83	250
01/26/07	1.36	$12.72	2,500
02/21/07	1.43	$12.17	27,332
08/03/07	1.87	$13.38	600
08/13/07	1.9	$14.43	550
09/21/07	2.01	$16.39	300
09/26/07	2.02	$18.06	32,778
11/15/07	2.16	$16.46	60,000
02/28/08	2.42	$13.28	45,526
05/28/08	2.69	$16.99	750
06/17/08	2.75	$16.48	1,200
07/15/08	2.82	$20.87	3,000
08/05/08	2.88	$23.52	3,000
08/26/08	2.94	$22.97	1,500
09/10/08	2.98	$22.93	500,096
11/13/08	3.15	$24.39	140,000
02/18/09	3.41	$30.12	465,949
04/07/09	3.55	$30.53	3,000
04/21/09	3.59	$28.82	1,500
06/10/09	2.94	$26.02	1,350
09/15/09	3.98	$30.34	546,641
09/16/09	3.99	$29.94	60,000

Grant Date	Remaining Contractual Life (years)	Exercise Price	Vested Options
11/04/2009	4.13	$24.79	30,000
11/05/2009	4.13	$24.40	60,000
03/03/2010	4.45	$23.11	641,707
06/22/2010	4.76	$15.98	4,000
08/03/2010	4.88	$14.88	45,000
09/14/2010	4.99	$16.42	800
09/15/2010	4.98	$16.53	583,876
12/03/2010	5.21	$21.66	90,000
12/07/2010	0.16	$21.39	600
01/04/2011	5.3	$21.73	5,300
02/23/2011	5.43	$18.00	746,606
03/22/2011	5.51	$19.21	3,000
04/12/2011	5.56	$20.49	100
05/25/2011	5.68	$24.89	30,000
08/16/2011	5.91	$19.46	1,750
09/13/2011	5.99	$19.47	1,420,275

Total substantially in-the-money-options outstanding in excess of four years			5,610,684

Material Features of the 2010 Plan

Eligibility. The 2010 Plan allows us, under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests and to closely link compensation with Company performance. The 2010 Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. All employees, members of the Board of Directors and consultants of the Company and its affiliates are eligible to participate in the 2010 Plan. As of September 18, 2015 we had 1,721 individuals eligible to participate.

Limitations on Grants. If this Proposal 2 is approved by our stockholders, the 2010 Plan will provide for the issuance of up to 1,600,000 additional shares (as approved by shareholders in this proposal), plus 831,952 shares which presently remain available for issuance under the 2010 Plan. Additionally, up to 3,403,053 additional shares under the 2010 Plan may be issued if options outstanding under our 2003 Plan are cancelled or expire in the future without the issuance of shares of common stock, and up to 10,574,728 additional shares under the 2010 Plan may be issued if options and RSUs outstanding under our 2010 Plan are cancelled or expire in the future without the issuance of shares of common stock. However, given that all outstanding options are in-the-money and over 85% of outstanding options are vested, it is not anticipated that any significant number of shares will be cancelled or expire in the future. No additional shares may be issued under our 2003 Plan. In addition, each share of common stock issued as restricted stock units, performance share units or other types of awards, other than stock options or stock appreciation rights, counts against the number of total shares available for issuance under the 2010 Plan as 2 shares, and each share of common stock issued as options or stock appreciation rights counts against the total shares available for issuance under the 2010 Plan as one share. Hence, as the Company intends to continue to issue restricted stock unit awards, the actual number of underlying shares available for issuance is one-half of the shares available under the 2010 Plan. In addition, shares of common stock reserved for awards under the 2010 Plan that lapse or are canceled will be added back to the share reserve available for future awards at the same rate as they were deducted from the authorized shares. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant and any stock appreciation right to be settled in shares of common stock will be counted in full against the number of shares available for issuance under the 2010 Plan regardless of the number of exercise gain shares issued upon the settlement of the stock appreciation right. The 2010 Plan provides that no participant may receive awards for more than 1,000,000 shares of common stock in any fiscal year.

Stock Options. Stock options granted under the 2010 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or nonqualified stock options, which are not intended to meet those requirements. Incentive stock options may be granted to employees of the Company and its affiliates. Nonqualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100 percent of the fair market value of our common stock on the date of the grant. If an incentive stock option is granted to an individual who owns more than 10 percent of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110 percent of the fair market value of our common stock on the date of the grant and the term of the option may not be longer than five years.

The term of each option is fixed by our Board of Directors or an authorized committee and is currently set at eight years. Our Board or an authorized committee establishes the vesting schedule of each option at the time of grant. Options granted to employees vest in equal annual installments over four years. Options may be made exercisable in installments and the exercisability of options may be accelerated by our Board or an authorized committee. Options granted under the 2010 Plan are generally exercisable after the termination of the participant’s employment with the Company (other than by reason of death, disability or termination for cause as defined in the 2010 Plan) to the extent exercisable on the date of such termination, at any time prior to the earlier of the option’s specified expiration date or three months after such termination for incentive stock options and for nonqualified options, until the option’s specified expiration date. Generally, in the event of the participant’s death, all incentive stock options and nonqualified stock options will immediately vest and may be exercised by the participant’s survivors at any time until the option’s specified expiration date. In the event of the participant’s termination due to disability, incentive stock options and nonqualified stock options generally may be exercised, to the extent exercisable on the date of termination due to disability (plus a pro rata portion of the option if the option vests periodically), by the participant at any time prior to the earlier of the option’s specified expiration date or one year from the date of the participant’s termination due to disability for incentive stock options and for nonqualified stock options until the option’s specified expiration date. In the event of the participant’s termination for cause, all outstanding and unexercised options will be forfeited.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards. The 2010 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to, stock appreciation rights, phantom stock awards and stock units. Our Board of Directors or an authorized committee may award such stock-based awards subject to such conditions and restrictions it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period or achievement of specified financial performance metrics.

Plan Administration. In accordance with the terms of the 2010 Plan, our Board of Directors has authorized our Compensation Committee to administer the 2010 Plan. The Compensation Committee may delegate part of its authority and powers under the 2010 Plan to one or more of our directors and/or officers, but only the

Compensation Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the 2010 Plan, our Compensation Committee determines the terms of awards, including:

•	Which employees, directors and consultants will be granted awards;

•	The number of shares subject to each award;

•	The vesting provisions of each award;

•	The termination or cancellation provisions applicable to awards; and

•	All other terms and conditions upon which each award may be granted in accordance with the 2010 Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award, including, without limitation, accelerate the vesting schedule or extend the expiration date, provided (i) such term or condition as amended is permitted by the 2010 Plan; and (ii) any such amendment is be made only with the consent of the participant to whom the award was made, if the amendment is adverse to the participant, and provided further that without the prior approval of our stockholders, options and stock appreciation rights will not be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted award or repurchased for cash when the fair market value of our common stock is less than the exercise price.

Stock Dividends and Stock Splits. If our common stock is subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award will be appropriately increased or decreased proportionately, and adjustments will be made, including in the exercise or the purchase price per share, to reflect the subdivision, combination or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event, our Board of Directors or an authorized committee, may, in its sole discretion, take any one or more of the following actions pursuant to the 2010 Plan, as to some or all outstanding awards:

•	Provide that all outstanding options shall be assumed or substituted by the successor corporation;

•	Upon written notice to a participant, provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant (either (a) to the extent then exercisable or, (b) at the discretion of the Board of Directors or an authorized committee, including upon a change of control, when the options are made fully exercisable);

•	In the event of a merger in which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options (either (a) to the extent then they are exercisable or, (b) at the discretion of the Board of Directors or an authorized committee the options are made fully exercisable), and the aggregate exercise price of all such outstanding options, in exchange for the termination of the options;

•	Provide that all outstanding awards will be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

•

With respect to stock grants and in lieu of any of the foregoing policy, the Board of Directors or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant will be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent the stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Board of Directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Amendments and Termination. The 2010 Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by the Board that is of a scope that requires stockholder approval as required by the rules of The NASDAQ Stock Market LLC, in order to ensure favorable federal income tax treatment for any incentive stock options under Section 422 of the Code, or for any other reason is subject to obtaining such stockholder approval. However, no such action may adversely affect any rights under an outstanding award without the holder’s consent.

Duration of 2010 Stock Plan. The 2010 Plan will expire on September 15, 2020.

New Plan Benefits

Other than grants to our nonemployee directors as described above under “Executive Compensation, Director Compensation, Stock Option, Restricted and Unrestricted Stock Grants and Other Stock-Based Awards,” the amounts of future awards under the 2010 Plan are not determinable and will be granted at the sole discretion of the Board of Directors or authorized committee, and we cannot determine at this time either the persons who will receive awards under the 2010 Plan or the amount or types of these awards.

Existing Plan Benefits

The following is a list of options and restricted stock unit awards issued as of September 18, 2015 to our executives, directors, and employees since the initial approval of the 2010 Plan:

Name and Position, or Group	Number of Shares Underlying Options*	Number of Shares Underlying RSUs*
Named Executive Officers:
Peter D. Meldrum, President and CEO**	1,850,000	171,741
Mark C. Capone, President, Myriad Genetic Laboratories, Inc.**	1,015,000	181,929
James S. Evans, CFO and Treasurer**	685,000	70,000
R. Bryan Riggsbee, CFO and Treasurer**	—	80,000
Jerry S. Lanchbury, Ph.D., Chief Scientific Officer	580,000	107,504
Richard M. Marsh, Executive Vice President, General Counsel and Secretary	640,000	104,196
All current executive officers as a group	3,013,500	999,870
All current directors who are not executive officers as a group	540,000	60,000

Nominees for Director:
John T. Henderson, M.D.	90,000	10,000
S. Louise Phanstiel	90,000	10,000
Each associate of directors, executive officers, or nominees	—	—
All employees, including all current officers who are not executive officers, as a group	4,927,056	994,078

*	Each named executive officer received greater than 5 percent of total awards granted to date under the 2010 Plan.
**	Peter D. Meldrum retired as our President and CEO on June 30, 2015, and was replaced by Mark C. Capone. James S. Evans retired as our CFO and Treasurer on October 16, 2014, and was replaced by R. Bryan Riggsbee.

On September 18, 2015, the closing price per share of our common stock was $39.76 as reported on The NASDAQ Global Select Market.

Federal Income Tax Considerations

The material Federal income tax consequences of the issuance and exercise of stock options and other awards under the 2010 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2010 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of the grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long-term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute a capital gain. If the amount realized upon such a disqualifying disposition is less than the fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Nonqualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as nonqualified options will be treated as options that are not incentive stock options.

A nonqualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such nonqualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares acquired in this way will be the amount paid on exercise of the nonqualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under the 2010 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits the shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he or she previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:	The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

The affirmative vote of a majority of the shares voted affirmatively or negatively for the proposal at the Annual Meeting is required to approve the amendment to the 2010 Plan.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT TO THE 2010 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENTS TO THE 2010 PLAN UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 3:

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed Ernst & Young LLP (“EY”) as our independent public accountants, to audit our financial statements for the fiscal year ending June 30, 2016. The Board proposes that the stockholders ratify this selection, although such ratification is not required under Delaware law or our Restated Certificate of Incorporation, as amended, or our Restated By-Laws. EY has audited our financial statements since our fiscal year ended June 30, 2007. We expect that representatives of EY will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint EY, the Audit Committee reviewed auditor independence issues and existing commercial relationships with EY and concluded that EY has no commercial relationship with Myriad that would impair its independence for the fiscal year ending June 30, 2016.

The following table presents fees for professional audit services provided by EY during the last two fiscal years:

Type of Fee	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2014
Audit Fees	$693,573	$500,347
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$693,573	$500,347

Audit Fees – Fees include audits of consolidated financial statements, quarterly reviews, reviews of registration statement filings, and consents related to SEC filings.

Audit-Related Fees – Fees include services for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “audit fees.” We did not engage EY to perform any audit related services.

Tax Fees – We did not engage EY to perform any tax related services.

All Other Fees – We did not engage EY to perform any other services other than those listed separately above for the fiscal years indicated.

Policy on Audit Committee Preapproval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent public accountant. In recognition of this responsibility, the Audit Committee has established a policy to preapprove all audit and permissible non-audit services provided by our independent public accountant.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement of the independent public accountant, engagement letters describing the scope of service and the anticipated fees are negotiated and approved by the Audit Committee. During the year, circumstances may arise in which it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original preapproval. In those instances, the Audit Committee requires specific preapproval before engaging our independent registered public accounting firm. The Audit Committee may delegate preapproval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The affirmative vote of a majority of the shares voted affirmatively or negatively at the Annual Meeting is required to ratify the selection of our independent public accountants.

If our stockholders ratify the selection of EY, the Audit Committee may still, in its discretion, decide to select a different independent auditor at any time during the fiscal year ending June 30, 2016, if it concludes that such a change would be in the best interests of Myriad and our stockholders. If our stockholders fail to ratify the selection, the Audit Committee will reconsider, but not necessarily rescind, the selection.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 4:

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

We are seeking your approval, on advisory basis, as required by Section 14A of the Securities Exchange Act of 1934, as amended, of the compensation of our named executive officers, as disclosed in this proxy statement. More specifically, we ask that you support the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section, the compensation tables and any related material contained in this proxy statement with respect to our executive officers named in the Summary Compensation Table. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding the compensation of our named executive officers. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2017 Annual Meeting of Stockholders.

Our compensation philosophy is designed to align each executive’s compensation with our short- and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our named executive officers is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

As discussed in the Compensation Discussion and Analysis section, we believe the compensation paid to our former President and CEO and other named executive officers is appropriate as supported by our accomplishments in fiscal 2015. This is evidenced by our financial and operational performance where, among other accomplishments, we believe we have maintained an approximate 90 percent market share in our core hereditary cancer testing market following increased competition from new entrants following the Supreme Court’s decision in Association for Molecular Pathology in June 2014, and we were able to achieve a 6 percent compound annual growth rate for hereditary cancer testing revenues over the past two years. We accomplished many of our strategic objectives that we believe have positioned the Company for long-term growth. We made substantial progress on our three strategic imperatives to: i) transition and expand our hereditary cancer testing business, ii) diversify our product portfolio, and iii) increase our international contribution. Additionally, we accomplished a strong finish in the fourth quarter of fiscal 2015, where we achieved quarterly sequential growth in hereditary cancer testing revenues, which we believe will give us important momentum to achieve our financial goals for fiscal 2016, including returning to positive year-over-year growth rates for revenues and net income. We continued generating strong cash flows from operations and in fiscal 2015 generated $140.5 million in operating cash flow. We ended the year with $185.4 million in cash, cash equivalents, and marketable investment securities and plan to continue to exercise a balanced approach to capital deployment, including investing for future growth, business development activities and returning cash to stockholders.

Based on this performance, we believe that the salary and annual cash incentive bonus paid to our former President and CEO and our other named executive officers are in line with our compensation philosophy and goals. Similarly, we believe that the equity compensation awarded to our former President and CEO and our other named executive officers is consistent with our multi-year growth in revenue, operating income and stock performance, and provides the appropriate incentives to reward and foster long-term growth and stockholder value.

In accordance with the rules of the SEC, the following resolution, commonly known as a “Say-on-Pay” vote, is being submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of Myriad Genetics, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”

The affirmative vote of a majority of the shares voted affirmatively or negatively at the Annual Meeting is required to approve, on an advisory basis, this resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLITICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE CODE OF CONDUCT AND ETHICS

We have adopted a Corporate Code of Conduct and Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer, and every member of our Board of Directors. A copy of the Corporate Code of Conduct and Ethics is publicly available in the Investors – Understanding Myriad/Corporate Governance section of our website at www.myriad.com. Disclosure regarding any amendments to, or waivers from, provisions of our Corporate Code of Conduct and Ethics that apply to our directors and principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The NASDAQ Stock Market LLC.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders being held in 2016 (the “2016 Meeting”), we must receive stockholder proposals (other than for director nominations) no later than June 17, 2016. To be considered for presentation at the 2016 Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than September 4, 2016 and no later than October 4, 2016. Notwithstanding the foregoing, in the event that the number of directors is to be increased at the 2016 Meeting and we do not issue a public announcement naming the nominees and specifying the size of the increase by September 24, 2016, to be considered for presentation at the 2016 Meeting, although not included in the proxy statement, nominations must be received no later than the tenth day following the day on which such public announcement is made. Proposals not received in a timely manner will not be voted on at the 2016 Meeting. If a proposal is received in a timely manner, the proxies that management solicits for the 2016 Meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals must also comply with our Restated By-Laws, a copy of which is available by contacting our Secretary, and the corporate governance policies applicable to recommendations for the nomination of directors, copies of which are available in the Investors – Understanding Myriad/Corporate Governance section of our website at www.myriad.com. All stockholder proposals should be marked for the attention of: Secretary, Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE YOUR SHARES AT YOUR EARLIEST CONVENIENCE.

Salt Lake City, Utah

October 15, 2015

OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2015, AS AMENDED, (OTHER THAN EXHIBITS THERETO) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH PROVIDES ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE ON THE INTERNET AT WWW.MYRIAD.COM AND IS AVAILABLE IN PAPER FORM TO BENEFICIAL OWNERS OF OUR COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO: RICHARD M. MARSH, SECRETARY, MYRIAD GENETICS, INC., 320 WAKARA WAY, SALT LAKE CITY, UTAH 84108 (801-584-3600).

APPENDIX A

GAAP to Non-GAAP Reconciliation

Condensed Consolidated Statements of Income – Operating Basis

(Unaudited data in millions, except per share amount)

	Years ended June 30,
	2015	2014
GAAP Net Income	$80.2	$176.2
Acquisition – change of control payments	0.0	5.7
Acquisition – accelerated share-based compensation	0.0	6.9
Acquisition – amortization of intangible assets	12.5	4.6
Executive transition costs	19.9	—
Discontinued operations	1.0	0.8
Other tax expense	2.1	—
Tax benefit associated with non-GAAP adjustments	(7.7)	(4.6)

Non-GAAP Net Income	$108.0	$189.6

GAAP Diluted EPS	$1.08	$2.25
Adjustment to net income	$0.37	$0.18
Non-GAAP Diluted EPS	$1.45	$2.43

Use of Non-GAAP Financial Measures

We supplement our consolidated financial statements presented on a GAAP basis by providing additional measures which may be considered “non-GAAP” financial measures under applicable SEC rules. We believe that the disclosure of these non-GAAP financial measures provides additional insight into the ongoing economics of our business and reflects how we manage our business internally, set operational goals and forms the basis of our management incentive programs. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States and should not be viewed in isolation or as a substitute for reported, or GAAP, net income and diluted earnings per share.

Our “Non-GAAP Net Income” and “Non-GAAP diluted EPS” financial measures exclude the following items from GAAP net income and diluted earnings per share:

1. Acquisition – change of control payments

Represents payments to reward Crescendo employees for efforts that led to and facilitated the completion of the company’s acquisition by Myriad. The payout was instituted and approved by Crescendo immediately prior to the close of the acquisition, and was paid for out of the acquisition purchase price. Given the proximity of the change of control payout and the closing of the merger, the change of control expense was recorded in Myriad’s post-acquisition financial results.

2. Acquisition – accelerated share-based compensation

Represents stock-based compensation expense resulting from the accelerated vesting of Crescendo employee options immediately prior to the acquisition that was recorded in Myriad post-acquisition financial results.

3. Acquisition – amortization of intangible assets

Represents recurring amortization charges resulting from the acquisition of intangible assets, including developed technology and database rights.

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4. Disposition of business operations

This charge represents a one-time loss realized on the disposition of assets associated with the discontinuation of an international subsidiary of Myriad RBM.

5. Executive severance costs

Represents one-time expenses tied to the transition of key executive officers at the Company.

6. Discontinued operations

Represents one-time charges associated with the closing of business units.

7. Other tax expense

During the quarter, the Company evaluated certain deferred tax assets and liabilities that were established as a result of the acquisition of Myriad RBM and determined that no tax basis is available for the related intangible assets. As a result of this, the Company recorded a one-time adjustment to properly reflect the value of the deferred tax assets and liabilities associated with Myriad RBM.

5. Other items

We evaluate other items on an individual basis, and consider both the quantitative and qualitative aspects of the item, including (i) its size and nature, (ii) whether or not it relates to our ongoing business operations, and (iii) whether or not we expect it to occur as part of our normal business on a regular basis. We also include an adjustment to reflect the related tax effect of all reconciling items within our reconciliation of our GAAP to Non-GAAP net income.

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Appendix B

MYRIAD GENETICS, INC.

2010 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN, AS AMENDED

(as proposed to be amended on December 3, 2015)

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Myriad Genetics, Inc. 2010 Employee, Director and Consultant Equity Incentive Plan, as amended, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Change of Control means the occurrence of any of the following events:

(i)	Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(ii)	Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval; or

(iii)	“Change of Control” shall be interpreted, if applicable, in a manner, and limited to the extent necessary, so that it will not cause adverse tax consequences under Section 409A.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

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Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $.01 par value per share.

Company means Myriad Genetics, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section

22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this Myriad Genetics, Inc. 2010 Employee, Director and Consultant Equity Incentive Plan, as amended.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock Appreciation Right means a Stock-Based Award providing for the right to receive an amount equal to the excess of the Fair Market Value of the Shares on the date of exercise over the exercise price of the Stock

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Appreciation Right, which exercise price shall not be less than the Fair Market Value of the Shares on the date of grant and a term of not more than ten years provided that such term shall be no more than eight years for each Stock Appreciation Right granted on or after December 5, 2012.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan – an ISO, a Non-Qualified Option, a Stock Grant or a Stock- Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

(a) Commencing on December 3, 2015, the additional number of Shares which may be issued from time to time pursuant to this Plan shall not exceed (i) 2,431,9521 shares of Common Stock plus (ii) any shares of Common Stock that are represented by options previously granted under the Company’s 2003 Employee, Director and Consultant Stock Option Plan, as amended, that expire or are cancelled without delivery of shares of Common Stock, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of this Plan; provided, however, that as of December 3, 2015 no more than 3,403,0532 Shares shall be added to the Plan pursuant to subsection (ii).

(b) The grant of any Stock Right other than an Option or a Stock Appreciation Right shall for purposes of Paragraph 3(a), reduce the number of Shares available for issuance under this Plan by 2 Shares for each such Share actually subject to the Stock Right and shall be deemed for purposes of this Paragraph 3, as a Stock Right of 2 Shares for each such Share actually subject to the Stock Right. The grant of an Option or a Stock Appreciation Right shall be deemed for purposes of this Paragraph 3, as a Stock Right for one Share for each such Share actually subject to the Stock Right.

(c) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan and in accordance with the provisions of Paragraph 3(b) above.3 Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by

[1]	Balance consists of 831,952 remaining shares available for issuance under the Plan as of September 18, 2015 and 1,600,000 additional shares subject to stockholder approval at the Annual Meeting of Stockholders to be held on December 3, 2015.
[2]	This number consists of options to purchase 3,403,053 shares of common stock that are outstanding under the 2003 Plan as of September 18, 2015.
[3]	As of September 18, 2015, options to purchase 7,708,344 shares of common stock and restricted stock units representing 1,433,192 shares of common stock are outstanding under the Plan.

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tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued and any Stock Appreciation Right to be settled in shares of Common Stock shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of exercise gain Shares issued upon the settlement of the Stock Appreciation Right. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 1,000,000 Shares be granted to any Participant in any fiscal year;

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e) Make changes to any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant’s consent and further provided that without the prior approval of the Company’s shareholders, Options and Stock Appreciation Rights issued will not be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted award, or repurchased for cash when the Fair Market Value is less than the exercise price; and

(f) Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

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5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a) Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)	Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, provided that each Non-Qualified Option shall terminate not more than ten years from the date of grant provided that such term shall be no more than eight years from the date of grant for each Non-Qualified Option granted on or after December 5, 2012. Each Option Agreement may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

(iv)	Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

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(b) ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except for clause (i) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide provided that such term shall be no more than eight years from the date of grant for each ISO granted on or after December 5, 2012; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

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8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of Stock Appreciation Rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock- Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non- Qualified Option pursuant to Paragraph 27) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

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The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of any Option including, but not limited to, pursuant to Section 409A of the Code.

10.	ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock Based-Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (c) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall then, if required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant, and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, pursuant to Section 409A of the Code.

11.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement, and tender of the aggregate exercise or purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

12.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer

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qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b) Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c) The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(f) Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

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14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a) All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b) A Disabled Participant may exercise the Option only within (i) if the Option is an ISO, the period ending one year after the date of the Participant’s termination due to Disability or, if earlier, within the originally prescribed term of the Option, or (ii) if the Option is a Non- Qualified Option, within the remaining term of the Option, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an Employee, director or Consultant.

(c) The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a) In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option shall become fully exercisable as of the date of the Participant’s death.

(b) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within the originally prescribed term of the Option.

17.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

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For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

18.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Stock Grant that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of the Participant’s termination due to Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of the Participant’s termination due to Disability as would have lapsed had the Participant not been terminated due to Disability. The proration shall be based upon the number of days accrued prior to the date of the Participant’s termination due to Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company

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and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall lapse in full on the Participant’s date of death.

22.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

(a) The person who exercises or accepts such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b) At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the Securities Act without registration thereunder.

23.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a) Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common

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Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(b) Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, including upon a Change of Control of the Company, any such Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 24(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

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(d) Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect of any, Corporate Transaction or Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

(e) Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

25.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.	CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in

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Paragraph 29) or upon the lapsing of any forfeiture provision or right of repurchase or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.	TERMINATION OF THE PLAN.

The Plan will terminate on September 15, 2020, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

31.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from

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terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

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MYRIAD GENETICS, INC. ATTN: CORPORATE SECRETARY 320 WAKARA WAY SALT LAKE CITY, UT 84108

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 2, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M96775-P69478                KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MYRIAD GENETICS, INC. The Board of Directors recommends that you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Vote on Directors	☐	☐	☐
1.

Election of two Class I Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate) for a three-year term.

Nominees:

01)  John T. Henderson, M.D.

02)  S. Louise Phanstiel

Vote on Proposals The Board of Directors recommends you vote FOR the following proposals:					For	Against	Abstain
2.	To approve a proposed amendment to the Company’s 2010 Employee, Director and Consultant Equity Incentive Plan;				☐	☐	☐
3.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016; and				☐	☐	☐
4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement.				☐	☐	☐

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. This Proxy, when executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M96776-P69478

MYRIAD GENETICS, INC. 320 Wakara Way Salt Lake City, Utah 84108 ANNUAL MEETING OF STOCKHOLDERS DECEMBER 3, 2015 THIS PROXY IS BEING SOLICITED BY MYRIAD GENETICS, INC.’S BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice Regarding the Availability of Proxy Materials in connection with the 2015 Annual Meeting of Stockholders to be held at 9:00 a.m., MST, on Thursday, December 3, 2015, at the offices of Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108 and hereby appoints Mark C. Capone and R. Bryan Riggsbee, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, and authorizes each of them to represent the undersigned and to vote all shares of the Common Stock of MYRIAD GENETICS, INC. registered in the name provided herein which the undersigned is/are entitled to vote at the 2015 Annual Meeting of Stockholders, and at any adjournments or postponements thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act on the proposals set forth in said Proxy as specified by the undersigned.

SEE REVERSE SIDE FOR ALL PROPOSALS. The proxies will vote in accordance with the Board of Directors’ recommendations where a choice is not specified and in their discretion on any other matters as may properly come before the meeting or any adjournments or postponements thereof.

Continued and to be signed on reverse side